As filed with the Securities and Exchange Commission on May 10, 2013

Securities Act File No. 333-

Investment Company Act File No. 811-04611

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N–2

☒ Registration Statement Under the Securities Act of 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and/or

☒ Registration Statement under the Investment Company Act of 1940

☒ Amendment No. 46

Aberdeen Asia-Pacific Income Fund, Inc.

(Exact Name of Registrant as Specified in its Charter)

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

Address of Principal Executive Offices

Registrant’s Telephone Number, including Area Code:  (800) 522-5465

Lucia Sitar, Esq.

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

Name and Address of Agent For Service

Copies to:

Rose F. DiMartino, Esq.
Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering:  From time to time after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☒          when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Preferred Stock, $0.01 par value per share		$	$100,000,000	$13,640]

(1)	There are being registered hereunder a presently indeterminate number of shares of preferred stock to be offered on an immediate, continuous or delayed basis.
(2)

Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to a Prospectus Supplement and this Registration Statement exceed $100,000,000.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion Dated May 10, 2013

BASE PROSPECTUS

$100,000,000

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

Shares of Preferred Stock

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company with a leveraged capital structure that commenced operations on April 24, 1986. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

The Fund may offer, from time to time, in one or more offerings, including through rights offerings, its shares of preferred stock, par value $0.01 per share (“Shares”). Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in the Shares.

The Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of the Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of Shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Fund may not sell any Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of the Shares.

The Fund’s outstanding shares of common stock, par value $0.01, are listed on the NYSE MKT LLC (“NYSE MKT”) under the symbol “FAX.”  The Shares may or may not be listed on a stock exchange.

Investment in the Shares involves certain risks and special considerations. For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Shares trade at a discount to their net asset value, the risk of loss may increase for purchasers in a public offering. See “Risks and Special Considerations-Net Asset Value Discount.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should

retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [                   ], containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page [  ] of this Prospectus. You may call 1-800-522-5465, email InvestorRelations@aberdeen-asset.com or write to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103 to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries. The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund’s website at www.aberdeenfax.com. The SEC maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and additional information about the Fund.  The references to these websites do not incorporate their content into this Prospectus.

The  Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [                     ]

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page [  ] of the Prospectus.

The Fund	The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See “The Fund.”

The Fund’s outstanding shares of common stock are listed for trading on the NYSE MKT under the symbol “FAX.” As of [date], the net assets of the Fund attributable to its shares of common stock were $[             ] and the Fund had outstanding [             ] shares of common stock.  The Shares may or may not be listed on a stock exchange. See “Description of the Capital Stock.”

The Offering

The Fund  may offer, from time to time, in one or more offerings, including through rights offerings, up to $100,000,000 of Shares on terms to be determined at the time of the offering. The Shares may either be fixed rate preferred shares or variable rate preferred shares. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in the Shares. The Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of the Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Prospectus Supplement relating to any sale of Shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Fund may not sell any Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of the Shares.

Preferred Stock

Currently, 100,000,000 shares of the Fund’s capital stock, which includes the preferred stock being registered with this registration statement, have been classified by the Fund’s Board of Directors (the “Board of Directors” or the “Board”), or a duly authorized committee thereof, as preferred stock, par value $0.01 per share. The Fund’s Board may reclassify authorized and unissued shares of the Fund, previously classified as common stock, as preferred stock prior to the completion of any offering. The terms of each series of preferred stock may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common stock. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common stock for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred stock (“Fixed Rate Preferred Stock”) or additional series of variable rate preferred stock (“Variable Rate Preferred Stock”). Any Fixed Rate Preferred Stock or Variable Rate Preferred Stock issued by the Fund will pay, as applicable, distributions at a fixed rate or at rates that will be reset frequently based on short-term interest rates. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk.”

Use of Proceeds	Proceeds from the sale of the Shares may be used (i) to make new portfolio investments, increasing the Fund’s use of leverage, (ii) to pay down a portion of the Fund’s current leverage and thereby reduce the Fund’s interest rate exposure, or (iii) for general corporate purposes. See “Use of Proceeds.”

Investment Objectives

The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment objectives are fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities. See “Investment Objectives.”

Investment Policies

To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities, as defined below. This 80% investment policy is non-fundamental and may be changed by the Board upon 60 days prior written notice to shareholders.

The investment policies of the Fund under the section below entitled “Fundamental Investment Policies” are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. The remainder of the Fund’s investment policies are non-fundamental (applies to all policies except the policies under the “Fundamental Investment Policies” section) and may be changed with Board approval.

Fundamental Investment Policies

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of Aberdeen Asset Management Asia

Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”).

At least 20% of the Fund’s total assets will be invested in “Australian debt securities,” which include: (1) debt securities of Australian issuers, including securities issued by Australian governmental entities, as well as by banks, companies and other entities which are located in Australia, whether or not denominated in the Australian dollar; (2) debt securities of other issuers denominated in, or linked to, the Australian dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the Australian dollar; (3) debt securities issued by entities which, although not located in Australia, derive at least 50% of their revenues from Australia or have at least 50% of their assets located in Australia; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in Australia, provided that the debt securities are guaranteed by the parent entity located in Australia. With reference to items (3) and (4) above, Australian debt securities may be denominated in Australian, New Zealand or U.S. dollars.

The Fund may also invest in “New Zealand debt securities,” which include: (1) debt securities of New Zealand issuers, including securities issued by New Zealand governmental entities, as well as by banks, companies and other entities which are located in New Zealand, whether or not denominated in the New Zealand dollar; (2) debt securities of other issuers, denominated in, or linked to, the New Zealand dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the New Zealand dollar; (3) debt securities issued by entities which, although not located in New Zealand, derive at least 50% of their revenues from New Zealand or have at least 50% of their assets located in New Zealand; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in New Zealand, provided that the debt securities are guaranteed by the parent entity located in New Zealand. With reference to items (3) and (4) above, New Zealand debt securities may be denominated in Australian, New Zealand or U.S. dollars. The maximum country exposure for New Zealand is limited to 35% of the Fund’s total assets, and the maximum currency exposure for New Zealand is limited to 35% of the Fund’s total assets.

During periods when, in the Investment Manager’s, Aberdeen Asset Management Limited’s, the Fund’s investment adviser (the “Investment Adviser”), or Aberdeen Asset Managers Limited’s, the Fund’s sub-adviser (the “Sub-Adviser”) (collectively, the “Advisers”) judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.

In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated below BBB-  by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”) or Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) (also known as “junk bonds”), or judged by the Advisers to be below investment grade at the time of investment, provided that, with the approval of the Board of Directors, the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asian debt securities that may be deemed to be illiquid.

The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody’s, or judged by the Advisers to be, below B- at the time of investment, provided that, with the approval of the Board of Directors, the ratings of other recognized ratings services may be used.

The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, i.e., banks or broker-dealers which have been determined by the Advisers to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

Non-Fundamental Investment Policies

A maximum of 20% of the Fund’s total assets in Asian debt securities can be denominated in any combination of Yen, Euro and British pounds.

The Fund may invest up to 10% of the Fund’s total assets in secondary market bank loans, up to 10% of the Fund’s total assets in convertible securities and other hybrid securities, and up to 10% of the Fund’s total assets in asset-backed securities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings (including through the issuance of debt securities) or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of preferred stock, as discussed in this Prospectus.  The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage).  The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to common shareholders than that obtainable over time with an unleveraged capital structure.

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”).  The Fund may use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities.  The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. The Fund has adopted a policy to limit the amount of interest rate swap transactions that may be entered into by the Fund.  Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.  The following guidelines apply with respect to the Fund’s derivative investments:

(a)

The Fund will only use counterparty institutions rated A- or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

(b) A maximum of 7.5% of the Fund’s total assets may be invested in a derivative transaction with any single counterparty.

(c)	A maximum of 20% of the Fund’s total assets may have exposure to currency-linked notes.

(d)	A maximum of 10% of the Fund’s total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(e)	Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund’s total assets may have exposure to exchange-traded derivatives.

(f)

The Fund’s maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund’s total assets.

(g)	A maximum of 20% of the Fund’s total assets may have exposure to derivatives traded on the Chicago Board of Trade.

(h)	A maximum of 7% of the Fund’s total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.

See “Derivatives” in the “Portfolio Securities” section for further information.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an “acquired company”), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

• if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

• if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

• if the aggregate value of such securities, together with all other acquired company securities in the Fund’s portfolio, would exceed 10% of the value of the total assets of the Fund.

As a non-diversified company, there is no investment restriction on the percentage of the Fund’s assets that may be invested at any time in the securities of any single issuer. However, the Fund intends to limit its investments in the securities of any single issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase. The Fund may invest without limitation in securities of Australian governmental entities and intends to invest at least 25% of its assets in securities of Australian governmental entities.  The Fund may, at the time of purchase, invest up to 24.9% of its total assets in New Zealand governmental securities and Korea governmental securities. The Fund also may, at the time of purchase, invest up to 15% of its total assets in governmental securities of any one Asian Country (other than Korea). The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. The average U.S. dollar weighted maturity of the Fund’s portfolio is not expected to exceed 10 years.

Investment Restrictions

In addition to the Fund’s fundamental investment policies set out above, the Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, underwriting and real estate. See “Investment Restrictions.”

Use of Leverage

As noted above, the Fund currently utilizes leverage as part of its investment strategy.  The Fund, as of [     ], is leveraged through borrowings from a revolving credit facility in the amount of $600,000,000 or [  ]% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of [   ] was [  ]%. See “Description of the Capital Stock—Credit Facility” for a brief description of the Fund’s credit agreement with a syndicate of banks led by Bank of America, N.A.

The Fund intends to continue to use leverage through borrowings from banks, and expects to use leverage through the issuance of shares of preferred stock, as described in this Prospectus.  The Fund may also use leverage through the issuance of debt securities.

The Fund may engage in leverage through the issuance of preferred stock and/or notes or other forms of indebtedness. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to it. The Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless (including its preferred stock), at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and

(iii) not in excess of 5% of the total assets of the Fund.

The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above so long as the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such transactions or enters into other transactions offsetting the Fund’s obligations in respect to such transactions.

Risks (See generally “Risks and Special Considerations” for more information on these and other risks)	Risk is inherent in all investing. Before making an investment decision, you should carefully consider the following risks.

Risks of Investing in the Shares

The principal risks of investing in the Shares include:

Failure to Pay Distributions.  The Fund’s investments are subject to a high degree of risk.  The Fund may invest a significant portion of its assets in debt securities rated below investment grade (i.e., junk bonds) or in other asset classes that may be considered speculative.  If the value of the Fund’s investments were to decline suddenly and substantially, the Fund may not be able to make timely payments of distributions or pay the full liquidation preference of the Shares.  In addition, the Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Shares.

Subordination Risk.  Shares will be junior in liquidation and with respect to distribution rights to any outstanding debt securities and other borrowings of the Fund. Senior securities representing indebtedness may constitute a substantial lien on the Fund’s assets and pose substantial risks to the holders of Shares by reason of their prior claim against the Fund’s income and against the Fund’s net assets in liquidation. The Fund may not be permitted to declare distributions with respect to any series of Shares unless at such time it meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Fund’s debt securities, if any, and other borrowings.

Ratings Risk. Shares may be rated by a rating agency.  There can be no assurance that the Shares will receive any particular rating from any of Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”) (each, a “Rating Agency”), or that any such ratings will be maintained at the level originally assigned through the term of the Shares.  Ratings do no eliminate or mitigate the risks of investing in Shares.  A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, the Shares).  In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade the Shares, which may reduce demand for the Shares causing them to become less liquid in any secondary market and reduce market prices.

Early Redemption Risk. The Fund may issue classes of Shares that are callable at the discretion of the Fund. In such circumstances, the Fund may voluntarily redeem Shares or may be forced to redeem Shares to meet regulatory requirements and the asset coverage requirements of the Shares. Such redemptions may be at a time that is unfavorable to holders of Shares.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in the Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Shares and dividends on the Shares declines.

Special Risks to Holders of Fixed Rate Preferred Stock.

•                  Interest Rate Risk.  Shares of Fixed Rate Preferred Stock pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields.  The market yields on securities comparable to Fixed Rate Preferred Stock may increase, which would likely result in a decline in the secondary market price (if any) of shares of Fixed Rate Preferred Stock.

•                  Secondary Market and Delayed Listing Risk.  The Fund may list shares of Fixed Rate Preferred Stock on an exchange. Prior to any offering, there will be no public market for any series of Fixed Rate Preferred Stock. In the event any series of Fixed Rate Preferred Stock are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE MKT. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such Shares may not be listed on any securities exchange. During such period, any underwriters of the Fixed Rate Preferred Stock may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such Shares may be illiquid during such period. Even after a series of Fixed Rate Preferred Stock is listed on a securities exchange, there is a risk that the market for such series of Fixed Rate Preferred Stock may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.  Shares of Fixed Rate Preferred Stock may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Variable Rate Preferred Stock.

•                  Auction Risk.  Shares of Variable Rate Preferred Stock may have rates set a periodic auctions.  You may not be able to sell your Variable Rate Preferred Stock at an auction if the auction fails, i.e., if more Variable Rate Preferred Stock is offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain Variable Rate Preferred Stock only at a specified rate that exceeds the rate set at the auction, you will not retain your Variable Rate Preferred Stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Variable Rate Preferred Stock, which could also affect the liquidity of your investment.

•                  Secondary Market Risk. If you try to sell your Variable Rate Preferred Stock between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Variable Rate Preferred Stock are not required to maintain this market, and the Fund may not be required to redeem Variable Rate Preferred Stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Variable Rate Preferred Stock is not expected to be registered on a stock exchange. If you sell your Variable Rate Preferred Stock to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

General Risks of Investing in the Fund

An investment in the Shares involves the risks of investing in the Fund generally. The Fund’s ability to pay distributions on the Shares or their underlying liquidation preference be impaired by the investment results of the Fund. The following is a summary of certain of the principal risks of the Fund.

General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in fixed income securities. An investment in the Fund may be speculative and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss by the Fund of the entire value of its portfolio.  The value of the securities owned by the Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.

Asian-Pacific Region Risk. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian-Pacific region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia-Pacific have historically experienced political uncertainty, corruption, military intervention and social unrest.

Additionally, the Fund may be more volatile than a fund which is broadly diversified geographically. Focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia-Pacific) likely will have a greater effect on portfolio performance than they would in a more geographically diversified fixed income fund.

Australian Risk. Because the Fund invests a significant portion of its assets in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

Credit Risk. Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute when market interest rates are at low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities.

Foreign Securities Risk. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “Risks and Special Considerations—Foreign Currency Risk.”

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Developing and Emerging Markets Risk. Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual developing and emerging market countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States or other developed market countries.

Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Investments in developing and emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Foreign Currency Risk. The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets.

The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Sovereign Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.

Corporate Debt Risk. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Below Investment Grade Securities Risk. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk.

Leverage Risk. The Fund currently leverages through borrowings from a credit facility. In addition, the Fund intends to use leverage for investment purposes by issuing preferred stock, as described in this Prospectus.  The Fund also may use leverage for investment purposes by issuing debt securities.  As of [               ], 2013, the Fund had $[            ] of total leverage outstanding, representing approximately [    ]% of the Fund’s total assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Shares. Such volatility may increase the likelihood of the Fund having to redeem Shares when it may be disadvantageous to do so.

Liquidity Risk. While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing and emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded.

Bank Loans Risk. Bank loans are generally subject to legal or contractual restrictions on resale. As a result, there may not be a recognized, liquid public market for bank loan interests. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

Convertible Securities Risk. The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

Derivatives Risk. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;
•	the possible absence of a liquid secondary market for any particular derivative at any time;
•	the potential loss if the counterparty to the transaction does not perform as promised;
•

the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•

the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•

the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Advisers to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The Fund may use interest rate swaps to hedge up to 100% of its leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the Fund’s leverage.  See “Derivatives Risk” in the “Risks and Special Considerations” section for further information.

Risks of Regulatory Developments.  It is possible that government regulation of various types of derivative instruments, including futures and swap agreements (including but not limited to interest rate and credit default swaps described herein), may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, the swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the Fund’s ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund. Some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter (“OTC”) derivatives. The Dodd-Frank Act also requires the Commodity Futures Trading Commission (“CFTC”) and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants, as well as requirements for posting margin by counterparties such as the Fund on cleared and uncleared derivatives, including swaps.  In addition, some provisions of the Dodd-Frank Act impose business conduct, reporting and disclosure requirements on dealers, and recordkeeping and other obligations on counterparties such as the Fund.

While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

The CFTC and the SEC continue to review the proposed and current regulatory requirements applicable to derivatives, including swaps.  It is not certain at this time how the regulators may change these requirements and such proposals may create barriers to the Fund’s use of certain types of investments.

Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Advisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Advisers’ judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Advisers are under no obligation to engage in any hedging strategies, and may, in their discretion, choose not to engage in hedging strategies. Even if the Advisers desire to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

Management Risk. The Advisers’ judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The

markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market.

Furthermore, because of the current conditions in the credit markets across the globe, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole.

These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Advisers will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Conflicts of Interest Risk. The Investment Manager’s, the Investment

Adviser’s and the Sub-Adviser’s advisory fees are based on net assets plus the amount of any borrowings for investment purposes.  Consequently, the Advisers will benefit from an increase in the Fund’s net assets resulting from an offering or borrowings.  In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from an increase in Fund assets because of such affiliations.

Non-Diversification Risk. As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk. The Fund, however, intends to comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company.

Repurchase Agreements Risk. These transactions involve risks in the event of counterparty default or insolvency.

Securities Lending Risk. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Tax Risk. The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Investment Manager, Investment Adviser and Sub-Adviser

The Fund’s investment manager is Aberdeen Asset Management Asia Limited, the Fund’s investment adviser is Aberdeen Asset Management Limited and the Fund’s sub-adviser is Aberdeen Asset Managers Limited. The Investment Manager is a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Investment Adviser is an Australian corporation located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser makes recommendations to the Investment Manager as to the overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser is a United Kingdom limited company located at Bow Bells House, 1 Bread Street, London, England, EC4M 9HH. The Sub-Adviser provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager. Each of the Investment Manager, the Investment Adviser and the Sub-Adviser is a registered investment adviser under the Advisers Act.

Each of the Investment Manager, the Investment Adviser, and the Sub-Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $[     ] billion in assets as of [date] for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. See “Management of the Fund—The Investment Manager, the Investment Adviser and the Sub-Adviser.”

The Fund pays the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets (defined below) up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion, and 0.45% of Managed Assets in excess of $1.75 billion, computed based upon Managed Assets determined weekly and payable at the end of each calendar month. For purposes of this calculation, “Managed Assets” of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. During periods in which the Fund is utilizing leverage, the advisory fee payable to the Investment Manager will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets, including those purchased with leverage. The Fund is currently utilizing leverage.

The Investment Manager pays the fees of the Investment Adviser. These fees are computed at the annual rate of 0.25% of the Fund’s average weekly Managed Assets up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon the value of the Managed Assets determined weekly and payable at the end of each calendar month.

The Investment Manager pays the fees of the Sub-Adviser. The Sub-Adviser receives an annual total fee of $100,000, payable in monthly increments.

Portfolio Managers

The Fund is managed by the Asian Fixed Income Team. The following persons have the most significant responsibility for the day-to-day management of the Fund’s portfolio—Anthony Michael, Head of Fixed Income—Asia; Adam McCabe, Senior Portfolio Manager/Deputy Head of Asian Fixed Income; Kenneth Akintewe, Portfolio Manager; Thu HaChow, Senior Investment Manager — Fixed Income — Asia; and Nick Bishop, Senior Investment Manager. See “Management of the Fund—Portfolio Management.”

Administrator

Aberdeen Asset Management Inc. (the “Administrator”), 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is the administrator for the Fund. The Administrator is a subsidiary of Aberdeen PLC and an affiliate of the Investment Manager, the Investment Adviser and the Sub-Adviser. The Fund pays the

Administrator a fee at an annual rate equal to 0.125% of the Fund’s average weekly Managed Assets between $0 to $1 billion, 0.10% between $1 billion and $2 billion, and 0.075% in excess of $2 billion, computed based upon the value of the Managed Assets determined at the end of each week. See “Management of the Fund—Administrator.”

Sub-Administrator	State Street Bank and Trust Company (“State Street”), One Heritage Drive, North Quincy, MA 02171, is the sub-administrator for the Fund and certain other affiliated funds.

Custodian	State Street acts as the Fund’s custodian. See “Management of the Fund—Custodian.”

Transfer Agent

Computershare Trust Company, N.A., ESPP/SOP, 250 Royall Street, Canton, MA 02021 (“Computershare”), serves as the Fund’s stock transfer agent and dividend paying agent. See “Management of the Fund—Transfer Agent.”

Dividends and Distributions

Preferred Stock Distributions. In accordance with the Fund’s Articles of Incorporation and any amendments or supplements thereto, including any articles supplementary of the Fund establishing a series of preferred stock (the “Articles Supplementary” and together with the Articles of Incorporation, the “Charter”), all preferred stock of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred stock of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred stock of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred stock of the Fund, any distributions on such preferred stock will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date.

In the event that for any calendar year the total distributions on shares of the Fund’s preferred stock exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred stock, thereby increasing the shareholder’s potential gain or reducing the potential loss on the sale of the shares.

Common Stock Distributions. It is the Fund’s current policy to pay distributions to shareholders of common stock from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. A return of capital to a shareholder represents a return of a portion of the shareholder’s original investment in the Fund.  A return of capital may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred stock. The Fund will also declare and pay distributions to shareholders of common stock at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Taxation

Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries. The Fund intends to elect, when eligible, to “pass-through” to the Fund’s shareholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund. Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last ten fiscal years ended October 31, 2012. Certain information reflects financial results for a single Fund Share. [Disclosure regarding independent accounting firm to come.]

			For the Year Ended October 31,
	2012		2011	2010	2009		2008		2007
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$7.48		$7.27	$6.53	$4.91		$6.99		$6.46
Net investment income	0.36		0.39	0.37	0.35		0.42		0.44
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.36		0.24	0.79	1.73		(2.03)		0.63
Dividends to preferred shareholders from net investment income	—		—	—	—		(0.06)		(0.12)
Total from investment operations applicable to common shareholders	0.72		0.63	1.16	2.08		(1.67)		0.95
Distributions to common shareholders from:
Net investment income	(0.42)		(0.42)	(0.42)	(0.38)		(0.42)		(0.26)
Tax return of capital	—		—	—	(0.09)		—		(0.16)
Total distributions	(0.42)		(0.42)	(0.42)	(0.47)		(0.42)		(0.42)
Effect of Fund shares repurchased	—		—	—	0.01		0.01		—
Net asset value per common share, end of year	7.78		7.48	7.27	6.53		4.91		6.99
Market value, end of year	7.90		6.93	6.90	6.04		4.18		6.29

Total Investment Return Based on(b):
Market value	20.47%		6.59%	21.73%	58.26%		-28.40%		10.18%
Net asset value	9.92	%(g)	9.20%	18.63%	45.66%		-24.32%		15.62%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of year (000 omitted)	$2,042,337		$1,951,739	$1,897,181	$1,703,352		$1,284,318		$1,853,448
Average net assets applicable to common shareholders (000 omitted)	$1,965,038		$1,937,986	$1,753,665	$1,457,521		$1,741,105		$1,763,579
Net operating expenses	1.38%		1.49%	1.89%	2.20%		1.85	%(d)	1.24	%(d)
Net operating expenses without reimbursement	1.38%		1.49%	1.89%	2.22	%(e)	—		—
Net operating expenses, excluding interest expense	1.01%		1.05%	1.19%	1.37%		1.22%		1.24%
Net investment income	4.85%		5.30%	5.44%	6.40%		5.51%		4.80%
Portfolio turnover	38%		72%	67%	68%		58%		32%
Senior securities (loan facility) outstanding (000 omitted)	$600,000		$600,000	$600,000	$600,000		$520,000		—
Senior securities (preferred stock) outstanding (000 omitted)	—		—	—	—		—		$600,000
Asset coverage ratio on revolving credit facility at year end(f)	440%		425%	416%	384%		347%		—
Asset coverage per $1,000 on revolving credit facility at year end	$4,404		$4,253	$4,162	$3,839		$3,470		—
Asset coverage ratio on preferred stock at year end(f)	—		—	—	—		—		409%
Asset coverage per share on preferred stock at year end	—		—	—	—		—		$102,227

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c) Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For each of the years ended October 31, 2012, 2011, 2010, 2009, 2008 and 2007 the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.85%, 5.30%, 5.44%, 6.40%, 6.44% and 6.65%, respectively.

(d) Includes expenses of both preferred and common stock.

(e) In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.

(f) Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

(g) The total return shown above includes the impact of financial statement rounding of the NAV per share.

	For the Year Ended October 31,
	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$6.32	$6.42	$6.10	$5.06
Net investment income	0.40	0.41	0.36	0.40
Net realized and unrealized gains/(losses) on investments, swaps, futures contracts and foreign currency transactions	0.27	(0.02)	0.41	1.09
Dividends to preferred shareholders from:
Net investment income	(0.11)	(0.07)	(0.03)	(0.03)
Total from investment operations applicable to common shareholders	0.56	0.32	0.74	1.46
Distributions to common shareholders from:
Net investment income	(0.37)	(0.36)	(0.37)	(0.31)
Tax return of capital	(0.05)	(0.06)	(0.05)	(0.11)
Total distributions	(0.42)	(0.42)	(0.42)	(0.42)
Increase resulting from Fund share repurchase	—	—	—	—
Net asset value per common share, end of year	6.46	6.32	6.42	6.10
Market value, end of year	6.10	5.76	6.34	6.03

TOTAL INVESTMENT RETURN BASED ON(3):
Market value	13.43%	-2.93%	12.58%	53.64%
Net asset value	9.48%	5.18%	12.69%	30.55%

RATIO TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS/SUPPLEMENTARY DATA(4):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,712,017	$1,675,651	$1,700,459	$1,613,979
Average net assets applicable to common shareholders (000 omitted)	1,689,100	1,749,085	1,654,712	1,496,312
Operating expenses(5)	1.22%	1.22%	1.30%	1.45%
Net investment income	4.65%	5.11%	5.22%	6.51%
Portfolio turnover	21%	16%	13%	37%
Senior securities (preferred stock) outstanding (000 omitted)	$600,000	$600,000	$600,000	$600,000
Asset coverage on preferred stock at year end	385%	379%	384%	369%

(1) Based upon average shares outstanding.

(2) Less than $0.005 per share.

(3) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4) Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 6.35%, 6.16%, 5.74%, and 7.08%, respectively.

(5) Includes expenses of both preferred and common stock.

SENIOR SECURITIES

Information about the Fund’s outstanding senior securities is shown in the following table as of the end of each of the last ten fiscal years. The information has been derived from the Fund’s financial statements which have been [        ] by [          ], whose report thereon is included in the financial statements incorporated by reference herein.

Year	Title of Security	Total Amount Outstanding(1)	Asset Coverage Per Unit	Involuntary Liquidating Preference Per Unit(2)	Average Market Value
2012	Revolving Credit Facility	$600,000
2011	Revolving Credit Facility	$600,000
2010	Revolving Credit Facility	$600,000
2009	Revolving Credit Facility	$600,000
2008	Revolving Credit Facility	$520,000
2007	Auction Market Preferred Stock	$600,000
2006	Auction Market Preferred Stock	$600,000
2005	Auction Market Preferred Stock	$600,000
2004	Auction Market Preferred Stock	$600,000
2003	Auction Market Preferred Stock	$600,000

(1)	Total amount of outstanding at the end of the period presented.
(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

USE OF PROCEEDS

from the sale of the Shares may be used (i) to make new portfolio investments, increasing the Fund’s use of leverage, (ii) to pay down a portion of the Fund’s current leverage and thereby reduce the Fund’s interest rate exposure, or (iii) for general corporate purposes.  The Fund anticipates that it will be able to use the net proceeds of an offering in the manner described above within approximately 90 days after completion of the offering. Pending such use, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Following the completion of an offering, the Fund may increase the amount of leverage outstanding.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program. An investment in the Fund involves risks that you should consider before purchasing Shares. See “Risks and Special Considerations.” The Fund’s principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on the Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and the Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

The Fund, which was incorporated under the laws of the State of Maryland on March 14, 1986, is authorized to issue 500,000,000 shares of capital stock, $0.01 par value per share, which are divided into two classes: 400,000,000 shares of common stock and 100,000,000 shares of Preferred Stock. As of the date of this Prospectus, the Fund does not have any shares of preferred stock outstanding.

The following information regarding the Fund’s authorized shares of capital stock is as of December 31, 2012.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount held by Fund
Common Stock	400,000,000		263,032,220
Preferred Stock	100,000,000		0

Under Maryland law, the Fund’s stockholders generally are not personally liable for debts or obligations of the Fund.

The Board of Directors may, without any action by stockholders, amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that the Fund has authority to issue under the Charter and under the 1940 Act.  Additionally, the Charter authorizes the Board of Directors to classify and reclassify any unissued stock of one class or series into stock of another class or series, from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, the Board could authorize the issuance of a class or series of stock, such as preferred stock, with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control.

Common Stock

General. As of [             ], 2013, the Fund had [          ] shares of common stock outstanding. Shares of the Fund’s common stock are listed on the NYSE MKT under the symbol “FAX.” Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions.

It is the Fund’s policy to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to shareholders.

The Board of Directors has authorized a managed distribution policy for the Fund (“MDP”) of paying monthly distributions to holders of common stock at an annual rate, set once a year. The Fund’s policy is to provide investors in common stock with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid in capital, which is a non-taxable return of capital. The policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.  Payments to holders of the Fund’s common stock will have the effect of reducing the assets of the Fund and, accordingly, the asset coverage ratio of the Shares.

Preferred Stock

As noted above, the Charter authorizes the Board of Directors to classify and reclassify any unissued shares of one class or series into shares of another class or series, including preferred stock. Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that holders of the Fund’s preferred stock, voting as a class, are entitled to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors if at any time dividends the preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

As of the date of this Prospectus, the Fund does not have any shares of preferred stock outstanding. The terms of preferred stock that may be issued pursuant to this registration statement will be described in a related Prospectus Supplement and are expected to include the following:

•           the form and title of the security, and the number of shares being offered;

•           the aggregate liquidation preference of the preferred stock;

•           the dividend rate of the preferred stock and time at which, and the preferences and conditions under which, any dividends will be paid on the Shares, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•           any optional or mandatory redemption provisions;

•           the rights and preferences, if any, of holders of shares of the preferred stock upon liquidation, dissolution or winding up;

•           the voting powers of the holders of shares of the preferred stock;

•           any conditions or restrictions on the Fund’s ability to issue additional shares of such series or other securities;

•           any changes in paying agents or security registrar; and

•           any other material terms of the preferred stock.

If the Fund issues any series of preferred stock, it will pay dividends to the holders at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in the Prospectus Supplement accompanying each preferred stock offering.

Debt Securities

Under Maryland law and the Charter, the Fund may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by the Fund’s investment restrictions and the 1940 Act. The Fund may issue debt securities or other evidence of indebtedness (including bank borrowings) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation debt securities, will rank senior to the preferred stock and the common stock.

Credit Facility

The Fund has entered into a revolving credit agreement with a syndicate of banks led by Bank of America, N.A. (the “Credit Agreement”) to borrow up to $600 million. As noted above, the Fund currently leverages through borrowings from such credit facility. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act as well as the Fund’s policies. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Advisers from fully managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $1 billion. Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The credit facility with Bank of America, N.A. may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact the Shares.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund’s ability to achieve its investment objectives.

INVESTMENT OBJECTIVES

The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved.  The Fund’s investment objectives are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund’s common stock. A majority of the outstanding common shares, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares. In addition, if the Fund has issued preferred stock, the approval of a majority of the Shares, voting separately as a class, may be required to approve a change in the Fund’s fundamental investment restrictions.

INVESTMENT POLICIES

In seeking to achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities, as defined below. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

The investment policies of the Fund under the section below entitled “Fundamental Investment Policies” are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  The remainder of the Fund’s investment policies are non-fundamental (applies to all policies except the policies under the “Fundamental Investment Policies” section) and may be changed with Board approval.

Fundamental Investment Policies

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of the Investment Manager.

At least 20% of the Fund’s total assets will be invested in “Australian debt securities,” which include: (1) debt securities of Australian issuers, including securities issued by Australian governmental entities, as well as by banks, companies and other entities which are located in Australia, whether or not denominated in the Australian dollar; (2) debt securities of other issuers denominated in, or linked to, the Australian dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the Australian dollar; (3) debt securities issued by entities which, although not located in Australia, derive at least 50% of their revenues from Australia or have at least 50% of their assets located in Australia; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in Australia, provided that the debt securities are guaranteed by the parent entity located in Australia. With reference to items (3) and (4) above, Australian debt securities may be denominated in Australian, New Zealand or U.S. dollars.

The Fund may also invest in “New Zealand debt securities,” which include: (1) debt securities of New Zealand issuers, including securities issued by New Zealand governmental entities, as well as by banks, companies and other entities which are located in New Zealand, whether or not denominated in the New Zealand dollar; (2) debt securities of other issuers, denominated in, or linked to, the New Zealand dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the New Zealand dollar; (3) debt securities issued by entities which, although not located in New Zealand, derive at least 50% of their revenues from New Zealand or have at least 50% of their assets located in New Zealand; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in New Zealand, provided that the debt securities are guaranteed by the parent entity located in New Zealand. With reference to items (3) and (4) above, New Zealand debt securities may be denominated in Australian, New Zealand or U.S. dollars. The maximum country exposure for New Zealand is limited to 35% of the Fund’s total assets, and the maximum currency exposure for New Zealand is limited to 35% of the Fund’s total assets.

During periods when, in the Advisers’ judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.

In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated below BBB- by S&P or Baa3 by Moody’s (also known as “junk bonds”), or judged by the Advisers to be below investment grade at the time of investment, provided that, with the approval of the Board of Directors, the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asian debt securities which may be deemed to be illiquid.

The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody’s, or judged by the Advisers to be, below B- at the time of investment, provided that, with the approval of the Funds’ Board of Directors, the ratings of other recognized ratings services may be used.

The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, i.e., banks or broker-dealers which have been determined by the Advisers to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

Non-Fundamental Investment Policies

A maximum of 20% of the Fund’s total assets in Asian debt securities can be denominated in any combination of Yen, Euro and British pound.

The Fund may invest up to 10% of the Fund’s total assets in secondary market bank loans, up to 10% of the Fund’s total assets in convertible securities and other hybrid securities, and up to 10% of the Fund’s total assets in asset-backed securities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings (including through the issuance of debt securities) or through other transactions, such as reverse repurchase agreements, which have the effect of leverage.  The Fund may also utilize leverage through the issuance of preferred stock, as discussed in this Prospectus.  The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage).  The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to common shareholders than that obtainable over time with an unleveraged capital structure.

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”).  The Fund may use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities.  The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. The Fund has not adopted a policy to limit the amount of interest rate swap transactions that may be entered into by the Fund.  Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.  The following guidelines apply with respect to the Fund’s derivative investments:

(a)                     The Fund will only use counterparty institutions rated A- or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

(b)                      A maximum of 7.5% of the Fund’s total assets may be invested in a derivative transaction with any single counterparty.

(c)                       A maximum of 20% of the Fund’s total assets may have exposure to currency-linked notes.

(d)                     A maximum of 10% of the Fund’s total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(e)                      Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund’s total assets may have exposure to exchange-traded derivatives.

(f)                       The Fund’s maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund’s total assets.

(g)                      A maximum of 20% of the Fund’s total assets may have exposure to derivatives traded on the Chicago Board of Trade.

(h)                     A maximum of 7% of the Fund’s total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.

See “Derivatives” in the “Portfolio Securities” section for further information.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an “acquired company”), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•                  if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•                  if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•                  if the aggregate value of such securities, together with all other acquired company securities in the Fund’s portfolio, would exceed 10% of the value of the total assets of the Fund.

As a non-diversified company, there is no investment restriction on the percentage of the Fund’s assets that may be invested at any time in the securities of any single issuer. However, the Fund intends to limit its investments in the securities of any single issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase. The Fund may invest without limitation in securities of Australian governmental entities and intends to invest at least 25% of its assets in securities of Australian governmental entities. The Fund may, at the time of purchase, invest up to 24.9% of its total assets in New Zealand governmental securities and Korea governmental securities. The Fund also may, at the time of purchase, invest up to 15% of its total assets in governmental securities of any one Asian Country (other than Korea). The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. The average U.S. dollar weighted maturity of the Fund’s portfolio is not expected to exceed 10 years.

PORTFOLIO SECURITIES

The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund’s investment objectives, policies and restrictions permit it to buy.

Debt Securities

Local Currency Sovereign and Quasi-Sovereign Bonds. The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.

Commercial Banks. The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.

U.S. Dollar-Denominated Debt Securities. The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain foreign debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in developed markets, investment grade developing or emerging markets, or sub-investment grade developing or emerging markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific issue. Such securities are also affected by movements in U.S. interest rates.

External Debt. The Fund may invest in external debt, which are often longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. External debt is typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued.

Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a developed market, an investment grade developing or emerging market or a sub-investment grade developing or emerging market.

U.S. Securities

Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody’s or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody’s or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody’s or AA or better by S&P (including certificates of deposit, bankers’ acceptances and other short-term obligations).

Bank Loans

The Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans.  The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Asset-Backed Securities

Asset-backed securities are a form of structured debt obligation. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level or risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for asset-backed securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Derivatives

With respect to all of its portfolio, the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular foreign market or security, where either the physical security is judged by the Advisers to be too expensive, or the Advisers believe there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund; however, the Board has authorized the use of reverse repurchase agreements as a form of leverage.

Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.

The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter (“OTC”) securities. OTC securities carry credit risk associated with the counterparty institution. See “Risk Factors and Special Considerations—Use of Derivatives.” To manage this risk, the Fund will only use counterparty institutions rated A- or better by recognized international rating agencies. Only up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 20% of total assets may be at risk in currency-linked notes.

The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the lending banks for the Fund’s bank loan.

Derivatives may be used to hedge the interest rate risk associated with the Fund’s outstanding leverage. The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its bank loan. At present, the Fund has been authorized by its Board of Directors to hedge up to 100% of the Fund’s liability with respect to its bank loan. See “Portfolio Securities—Derivative Securities—Swaps” and “Risk Factors and Special Considerations—Use of Derivatives.” The following guidelines apply with respect to the Fund’s derivative instruments:

(a)                     The Fund will only use counterparty institutions rated A — or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

(b)                     A maximum of 7.5% of the Fund’s total assets may be invested in a derivative transaction with any single counterparty.

(c)                      A maximum of 20% of the Fund’s total assets may have exposure to currency-linked notes.

(d)                     A maximum of 10% of the Fund’s total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(e)                      Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund’s total assets may have exposure to exchange-traded derivatives.

(f)                       The Fund’s maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund’s total assets.

(g)                      A maximum of 20% of the Fund’s total assets may have exposure to derivatives traded on the Chicago Board of Trade.

(h)                     A maximum of 7% of the Fund’s total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.

Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes to achieve objectives similar to those achieved utilizing foreign currency futures or forward contracts. The potential benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the expected direction, the Fund could sustain losses on transactions in foreign currency options. Where currency exchange rates move in the expected direction, but not to the extent anticipated, the Fund could still sustain losses on transactions in foreign currency options.

Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Advisers’ ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction. Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.

Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-registered futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments.  To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.  Accordingly, the Investment Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA with respect to the Fund.  The Investment Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Swaps. The Fund may enter into interest rate swaps, currency swaps, credit default swaps and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Advisers determine it is consistent with the Fund’s investment objectives and policies.

Asset Coverage for Certain Derivative Transactions.  The Fund will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions.  These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these transactions are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for certain derivatives, such as futures and forward contracts that are not contractually required to be “cash-settled.” For certain other derivatives, such as cash-settled futures and forward contracts or swap agreements, the Fund only needs to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation rather than the futures or forward contract’s or the swap agreement’s full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Private Placements

Certain debt securities purchased by the Fund may have been placed privately. These securities are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Other Investment Companies

Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other investment companies that invest primarily in fixed-income securities. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.

Repurchase and Securities Lending Agreements

The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar creditworthiness standards approved by the Board of Directors as banks or broker-dealers.

Firm Commitment Agreements and When-Issued Securities

The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Fund will maintain in a segregated account with its custodian cash or high-quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued or firm commitment basis.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental, which means these restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund will not:

(1)         issue senior securities, except (a) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by these investment restrictions and (b) that the Fund may issue one or more series of its preferred stock, if permitted by its Articles of Incorporation, including Articles of Amendment and Articles Supplementary thereto;

(2)         borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)         engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)         purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5)         purchase physical commodities or contracts relating to physical commodities;

(6)         make loans to other persons, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(7)         concentrate its investments in a particular industry or group of industries, as those terms are used in the Investment Company Act of 1940, as amended or modified by regulatory authority having jurisdiction from time to time, except that at any time the Fund has invested more than 25% of its total assets in securities of issuers of a particular country, the Fund may invest more than 25% of its assets, and up to the amount of its total assets invested in securities of issuers of that country, in securities issued or guaranteed, as to payment of principal and interest, by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country.

With respect to Restriction 7 above, the Fund will invest 25% or more of its assets in Australian governmental securities and will limit its investments in the governmental securities of any other single foreign country to less than 25% of its assets.  For purposes of Restriction 7, above, “securities of issuers of a particular country” shall include: (a) securities of issuers located in that country; (b) securities that are denominated in, or linked to, the currency of that country, including securities of supranational issuers and derivative securities that replicate, or substitute for, the currency of that country; (c) securities of issuers that derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; (d) securities issued by a parent or subsidiary of, and guaranteed by, an entity located in that country; (e) securities issued by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country; and (f) repurchase agreements with respect to any of the foregoing securities.

USE OF LEVERAGE

As noted above, the Fund currently utilizes leverage as part of its investment strategy.  The Fund, as of [     ], is leveraged through borrowings from a credit facility in the amount of $600,000,000 or [  ]% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of [   ] was [  ]%. See “Description of the Capital Stock—Credit Facility” for a brief description of the Fund’s credit agreement with a syndicate of banks led by Bank of America, N.A.

The Fund intends to continue to use leverage through borrowings from banks, and expects to use leverage through the issuance of shares of preferred stock, as described in this Prospectus.  The Fund may also use leverage through the issuance of debt securities.

The Fund may engage in leverage through the issuance of preferred stock and/or notes or other forms of indebtedness. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to it. The Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless (including its preferred stock), at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above so long as the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such transactions or enters into other transactions offsetting the Fund’s obligations in respect to such transactions.

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this Prospectus and the accompanying Prospectus Supplement. At any point in time, an investment in the Shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any. If any of the risks discussed in this Prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the value of the Shares could decline significantly and you could lose all or a part of your investment.

Risk is inherent in all investing.  Before making an investment decision, you should carefully consider the following risks.

Risks of Investing in the Shares

The principal risks of investing in the Shares include:

Failure to Pay Distributions

The Fund’s investments are subject to a high degree of risk.  The Fund may invest a significant portion of its assets in debt securities rated below investment grade (i.e., junk bonds) or in other asset classes that may be considered speculative.  If the value of the Fund’s investments were to decline suddenly and substantially, the Fund may not be able to make timely payments of distributions or pay in full the liquidation preference of the Shares.  In addition, the Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Shares.

Subordination Risk

Shares will be junior in liquidation and with respect to distribution rights to any outstanding debt securities and other borrowings of the Fund. Senior securities representing indebtedness may constitute a substantial lien on the Fund’s assets and pose substantial risks to holders of the Shares by reason of their prior claim against the Fund’s income and against the Fund’s net assets in liquidation. The Fund may not be permitted to declare distributions with respect to any series of Shares unless at such time it meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Fund’s debt securities, if any, and other borrowings.

Ratings Risk

Shares may be rated by a Rating Agency.  There can be no assurance that the Shares will receive any particular rating from any Rating Agency, or that any such ratings will be maintained at the level originally assigned through the term of the Shares.  Ratings do no eliminate or mitigate the risks of investing in Shares.  A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, the Shares).  In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade the Shares, which may reduce demand for the Shares causing them to become less liquid in any secondary market and reduce market prices.

Early Redemption Risk

The Fund may issue classes of Shares that are callable at the discretion of the Fund. In such circumstances, the Fund may voluntarily redeem Shares or may be forced to redeem Shares to meet regulatory requirements and the asset coverage requirements of the Shares. Such redemptions may be at a time that is unfavorable to holders of Shares.

Inflation Risk

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in the Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Shares and dividends on the Shares declines.

Special Risks to Holders of Fixed Rate Preferred Stock

Interest Rate Risk.  Shares of Fixed Rate Preferred Stock pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields.  The market yields on securities comparable to

Fixed Rate Preferred Stock may increase, which would likely result in a decline in the secondary market price (if any) of shares of Fixed Rate Preferred Stock.

Secondary Market and Delayed Listing Risk.  The Fund may list shares of Fixed Rate Preferred Stock on an exchange. Prior to any offering, there will be no public market for any series of Fixed Rate Preferred Stock. In the event any series of Fixed Rate Preferred Stock are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE MKT. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such Shares may not be listed on any securities exchange. During such period, any underwriters of the Fixed Rate Preferred Stock may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such Shares may be illiquid during such period. Even after a series of Fixed Rate Preferred Stock is listed on a securities exchange, there is a risk that the market for such series of Fixed Rate Preferred Stock may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.  Shares of Fixed Rate Preferred Stock may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Variable Rate Preferred Stock

Auction Risk. Shares of Variable Rate Preferred Stock may have rates set a periodic auctions. You may not be able to sell your Variable Rate Preferred Stock at an auction if the auction fails, i.e., if more Variable Rate Preferred Stock is offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain Variable Rate Preferred Stock only at a specified rate that exceeds the rate set at the auction, you will not retain your Variable Rate Preferred Stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Variable Rate Preferred Stock, which could also affect the liquidity of your investment.

Secondary Market Risk. If you try to sell your Variable Rate Preferred Stock between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Variable Rate Preferred Stock are not required to maintain this market, and the Fund may not be required to redeem Variable Rate Preferred Stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Variable Rate Preferred Stock is not expected to be registered on a stock exchange. If you sell your Variable Rate Preferred Stock to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

General Risks of Investing in the Fund

An investment in the Shares involves the risks of investing in the Fund generally.  The Fund’s ability to pay distributions on the Shares or their underlying liquidation preference may be impaired by the investment results of the Fund. The following is a summary of certain of the principal risks of the Fund.

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in fixed income securities. An investment in the Fund’s common stock may be speculative and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Investment and Market Risk

An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment.

Asian-Pacific Region Risk

Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian-Pacific region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia-Pacific have historically experienced political uncertainty, corruption, military intervention and social unrest.

Additionally, the Fund may be more volatile than a fund which is broadly diversified geographically. Focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia-Pacific) likely will have a greater effect on portfolio performance than they would in a more geographically diversified fixed income fund.

Asian Risk. Since the Fund invests a significant portion of its assets in Asian securities, it is subject to general economic and political conditions in Asia. The Fund may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor in the Fund should consider include the following:

Political, Social and Economic Factors. The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. Some governments in the Asian region are authoritarian in nature and influenced by security forces. For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.

Most of the economies of Asia are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia. In addition, some of the economies of Asia, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Fund held in foreign countries. Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of the Fund’s securities and its share price.

Market Characteristics. Most of the securities markets of Asia have substantially less volume than U.S. and European Exchanges, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development. Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S. Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and the Fund may experience settlement delays or other material difficulties. Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Fund.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.

In addition, existing laws and regulations are often inconsistently applied. As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Less information will, therefore, be available to the Fund than in respect of investments in the U.S. Further, in certain Asian countries, less information may be available to a Fund than to local market participants. Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.  In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States. The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy. Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on Asian economies. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Natural Disasters. The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist. The long-term economic effects of such geological factors on the Asian economy as a whole, and on the Fund’s investments and share price, cannot be predicted.

Investing in China. In addition to the risks listed under “Asian-Pacific Region Risk,” “Foreign Securities Risks” and “Developing and Emerging Markets Risk,” investing in China presents additional risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong as separate from China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the CSRC (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors. However, the China Securities Regulatory Commission (“CSRC”) may grant qualified foreign institutional investor (“QFII”) licenses that allow non-Chinese investors to invest in China securities. Each QFII is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). AAMAL, the Fund’s investment manager, has received a QFII license and a specified quota to be invested in China Securities (the “Quota”). A portion of the Fund is invested in China Securities as part of the Quota granted to AAMAL.

The Quota for investment in China Securities is measured by AAMAL’s investments across all accounts that it manages that are invested in China Securities. Once the entire Quota is invested China Securities, aggregate investment capital and profits may not be repatriated for a minimum of one year. As long as this limitation applies, the China Securities will be subject to the Fund’s limits on investing in illiquid securities. Despite this limitation, individual China Securities held by the Fund may be bought and sold, as long as the aggregate amount invested in China Securities by AAMAL clients, including the Fund, at least equals the Quota. Because the amount invested by the Fund in China Securities is subject to a lock-up period (at least for the first year and possibly thereafter), the China Securities will be considered illiquid and subject to the Fund’s limits on illiquid investments.

Under the current regulatory regime, the Fund would generally be permitted to repatriate profits after the expiration of the one-year lockup period. There can be no guarantee that SAFE will not extend this one-year period. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE. Repatriation of principal is treated differently and would generally result in a reduction in the Quota, with no new injections of principal for QFII client accounts permitted without the QFII applying for and obtaining a new Quota, which cannot be guaranteed. After the first year, AAMAL has discretion to withdraw principal and net realized profits from investment in China Securities.

Although China law permits the use of nominee accounts for clients of investment managers who are QFIIs, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII. As a result, there is a risk that creditors of AAMAL may assert that AAMAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts. AAMAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, AAMAL as QFII has no ownership interest in the assets in the Fund accounts held as nominee accounts and the Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts. Nonetheless, if a court upholds a creditors’ assertion that the QFII assets belong to AAMAL as license-holder, then creditors of AAMAL could seek payment from the Fund’s investments in China Securities.

Australian Risk. Because the Fund invests a significant portion of its assets in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

Credit Risk

Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute when market interest rates are at low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities.

Foreign Securities Risk

Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “—Foreign Currency Risk.”

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Developing and Emerging Markets Risk

Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the United States may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States or other developed market countries.

Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Investments in developing and emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in developing and emerging market countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk

The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. If the exchange rate for a non-U.S. currency declines compared to the U.S. dollar, the Fund’s NAV would decline. In addition, although much of the Fund’s income will be received or realized in non-U.S. currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a non-U.S. currency declines after the Fund’s income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time expenses are paid, the amount of non-U.S. currency required to be converted into U.S. dollars in order to pay such U.S. dollar expenses will be greater than the non-U.S. currency equivalent of the expenses at the time they were incurred.

The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Sovereign Debt Risk

Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

Corporate Debt Risk

The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Below Investment Grade Securities Risk

Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk. Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

The achievement of the Fund’s investment objectives will be more dependent on the Advisers’ own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Issuers of lower quality debt securities tend to be highly leveraged. Those issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During these periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain developing and emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as The World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in developing and emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

The Advisers will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

Leverage Risk

The Fund currently leverages through borrowings from a credit facility. In addition, the Fund intends to use leverage for investment purposes by issuing preferred stock, as described in this Prospectus. The Fund also may use leverage for investment purposes by issuing debt securities.  As of [               ], 2013, the Fund had $[            ] of total leverage outstanding, representing approximately [    ]% of the Fund’s total assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Shares. Such volatility may increase the likelihood of the Fund having to redeem Shares when it may be disadvantageous to do so.

In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/or force it to sell portfolio securities at an inopportune time.

Successful use of a leveraging strategy may depend on the Advisers’ ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk

While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing and emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are also often less developed than those in U.S. or other developed markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker-dealer, securities depository or non-U.S. subcustodian.

Liquidity in developing and emerging markets may be low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many non-U.S. debt securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded.

Bank Loans Risk

Bank loans are generally subject to legal or contractual restrictions on resale. As a result, there may not be a recognized, liquid public market for bank loan interests. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Asset-Backed Securities Risk

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

Derivatives Risk

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”). Derivatives are most often used to manage interest rate, currency and credit risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager, Investment Adviser and the Sub-Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•              an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•              the possible absence of a liquid secondary market for any particular derivative at any time;

•              the potential loss if the counterparty to the transaction does not perform as promised;

•              the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•              the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•              because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•              the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund’s liability with respect to its leverage. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to

100% of the Fund’s leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to its leverage.

Risks of Regulatory Developments

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements (including but not limited to interest rate and credit default swaps described herein), may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, the swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the Fund’s ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund. Some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.

In particular, the Dodd-Frank Act has resulted in new clearing and exchange-trading requirements for swaps and other OTC derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants, as well as requirements for posting margin by counterparties such as the Fund on cleared and uncleared derivatives, including swaps.  In addition, some provisions of the Dodd-Frank Act impose business conduct, reporting and disclosure requirements on dealers, and recordkeeping and other obligations on counterparties such as the Fund.

While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

The CFTC and the SEC continue to review the proposed and current regulatory requirements applicable to derivatives, including swaps.  It is not certain at this time how the regulators may change these requirements and such proposals may create barriers to the Fund’s use of certain types of investments.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Advisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Advisers’ judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Advisers are under no obligation to engage in any hedging strategies, and may, in their discretion, choose not to engage in hedging strategies. Even if the Advisers desire to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

Management Risk

The Advisers’ judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market.

Furthermore, because of the current conditions in the credit markets across the globe, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole.

These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Advisers will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Conflicts of Interest Risk

The Investment Manager’s, the Investment Adviser’s and the Sub-Adviser’s advisory fees are based on net assets plus the amount of any borrowings for investment purposes. Consequently, the Advisers will benefit from an increase in the Fund’s net assets resulting from an offering or borrowings. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from an increase in Fund assets because of such affiliations.

Non-Diversification Risk

The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Repurchase Agreement Risk

Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Securities Lending Risk

In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Tax Risk

The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Tax Considerations

The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors oversees the management of the business and affairs of the Fund, including general supervision of the duties performed by the Investment Manager, the Investment Adviser, the Sub-Adviser and other service providers.

The Investment Manager, the Investment Adviser and the Sub-Adviser

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (“AAMAL” or the “Investment Manager”) pursuant to an amended and restated management agreement dated as of April 3, 2009 (“Management Agreement”). Aberdeen Asset Management Limited serves as the investment adviser to the Fund (the “Investment Adviser”) and Aberdeen Asset Managers Limited serves as the sub-adviser to the Fund (the “Sub-Adviser”) pursuant to an amended and restated advisory agreement dated as of April 3, 2009 (the “Advisory Agreement”) and a sub-advisory agreement dated as of March 1, 2012 (the “Sub-Advisory Agreement”), respectively.

The Investment Manager, a Singapore corporation, manages the Fund’s investments and makes investment decisions on behalf of the Fund. The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Adviser, an Australian corporation, makes recommendations to the Investment Manager as to the specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith, and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. In rendering investment advisory services, the Investment Adviser may use the resources of the Investment Manager. The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Sub-Adviser, a United Kingdom limited company, provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager. The registered office of the Sub-Adviser is located at Bow Bells House, 1 Bread Street,

London, England, EC4M 9HH. The Investment Manager, the Investment Adviser and the Sub-Adviser are each affiliates of and wholly owned by Aberdeen Asset Management PLC (“Aberdeen PLC”).

Aberdeen PLC is the parent company of an asset management group managing approximately $[    ] billion in assets as of [date] for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion, and 0.45% of Managed Assets in excess of $1.75 billion, computed based upon Managed Assets determined weekly and payable at the end of each calendar month.  Managed Assets of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. During the period in which the Fund is utilizing leverage, the advisory fee payable to the Investment Manager will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets, including those purchased with leverage. The Fund is currently utilizing leverage. The Advisory Agreement provides that the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.25% of the Fund’s average weekly Managed Assets up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon the value of the Managed Assets determined weekly and payable at the end of each calendar month. The Sub-Advisory Agreement provides that the Investment Manager will pay the Sub-Adviser an annual total fee of $100,000, payable in monthly increments.

For the fiscal year ended October 31, 2012, the Investment Manager earned management fees of $13,217,671 for management services; the Investment Adviser earned advisory fees of $2,567,643 for advisory services; and the Sub-Adviser earned sub-advisory fees of $100,000 for sub-advisory services.

Non-U.S.-Resident Directors and Officers

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Neville J. Miles, Peter D. Sacks, P. Gerald Malone, Martin J. Gilbert, Anthony Michael, Victor Rodriguez, Adam McCabe and Christian Pittard) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

The Fund has been advised by local counsel in Australia, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that there is doubt as to the enforceability in such jurisdiction of the civil liability provisions of the federal securities laws of the United States, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

The Fund has been advised by local counsel in the United Kingdom, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that it is uncertain whether the courts of that jurisdiction would adjudge civil liability against Directors and officers resident in that jurisdiction in an original action in such jurisdiction predicated solely on a violation of the federal securities laws of the United States. However, although there is no arrangement in place between the United Kingdom and the United States for the reciprocal enforcement of judgments, a final and conclusive monetary judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of the United Kingdom as a defense to an action or as conclusive of an issue in that action if it is not of a penalty or revenue nature, remains valid and enforceable in the court in which it was obtained and has not been set aside, was not obtained by fraud or otherwise than in accordance with the principles of natural justice, the enforcement would not be contrary to public policy of the United Kingdom and the United States court had jurisdiction in respect of the defendant in the original action in accordance with the English rules of private international law.

Portfolio Management

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Anthony Michael, Head of Fixed Income — Asia (Investment Manager) — Anthony Michael is responsible for the management and investment performance of Aberdeen’s non-Japan Asia fixed income and capital market products as well as a member of the interest rate team. Mr. Michael joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management’s Fixed Income and Equity businesses. Mr. Michael held the position of director/senior portfolio manager with Deutsche in Sydney for five years, and was responsible for the development and implementation of fixed income and foreign exchange strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Mr. Michael worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group.

Mr. Michael has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Fund Management Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Kenneth Akintewe, Portfolio Manager (Investment Manager) — Kenneth Akintewe is a portfolio manager on the Asia Pacific fixed income desk. Mr. Akintewe joined Aberdeen in 2002, working first on the global equities desk in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian fixed income team in 2005 to focus on Asian local currency, interest rate and foreign exchange strategy. Mr. Akintewe has an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Nick Bishop, Senior Investment Manager (Investment Adviser) — Nick Bishop joined Aberdeen in 2007, following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited. He spent two years at Canada Life Insurance Co as a financial services consultant before joining Deutsche in 1998. Mr. Bishop was a member of the UK macro team, helping to formulate and implement interest rate strategy before becoming a fund manager and credit analyst within the credit team.

Mr. Bishop graduated from the University of Sheffield with a First Class Honours degree in Law and Criminology. He is also a CFA Charterholder and member of the CFA Institute.

Adam McCabe, Senior Portfolio Manager (Investment Manager) — Adam McCabe is a Senior Portfolio Manager on the Asian Fixed Income team based in Singapore. He is responsible for the development and implementation of currency and interest rate strategies in the Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of part of Credit Suisse’s Asset Management business. During Mr. McCabe’s tenure at Credit Suisse (2001-2009), he had various positions. Mr. McCabe was responsible for macroeconomic analysis, interest rate and currency strategies for Credit Suisse’s Asian Fixed Income portfolios, which he has managed continuously since their inception in December 2003. He was a member of the Credit Suisse’s Global Currency and Emerging Currency Strategy Groups and the Australian and Asian currency groups. From mid-2006, Mr. McCabe was assigned to Woori Credit Suisse Asset Management, South Korea as the Head of Fixed Income where he was responsible for fixed income and money market portfolio management, investment strategy and processes. Prior to 2006, Mr. McCabe was based in Australia as an investment manager and macroeconomic strategist on the Australian Fixed Income team where he was responsible for duration and currency strategies.

Mr. McCabe is a graduate of the University of Sydney with a Bachelor of Economics (First Class Hons) and the University Medal. He was valedictorian in the inaugural graduating class of the Credit Suisse Chinese University of Hong Kong Professional Diploma in Global Finance in 2009.

Thu Ha Chow, Senior Credit Analyst (Investment Manager) — Thu Ha Chow is a Senior Credit Analyst on the Asian fixed income team in Singapore. Ms. Chow joined Aberdeen’s Asian fixed income team as a senior credit analyst in 2012 from the London office where she was a senior portfolio manager in the European investment grade team. Previously she worked for Deutsche Asset Management in 2001 as a sector specialist covering utilities and ABS. Prior to that, Ms. Chow was a credit analyst/portfolio manager at Threadneedle Asset Management. Ms. Chow started her career at Credit Suisse in the corporate finance division.

Ms. Chow graduated with a BSc (Econ) and an MSc (Econ) in Economics from the London School of Economics and Political Science.

Administrator

Aberdeen Asset Management Inc. (“AAMI”), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, an affiliate of the Investment Manager, Investment Adviser, and Sub-Adviser is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly. The annual fee rate is equal to 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% between $1 billion and $2 billion, and 0.075% in excess of $2 billion, computed based upon the value of the Managed Assets determined at the end of each week.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the year ended October 31, 2012, the Fund incurred fees of approximately $511,982. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Sub-Administrator

State Street Bank and Trust Company (“State Street”), One Heritage Drive, North Quincy, MA 02171, is the sub-administrator for the Fund and certain other affiliated funds.

Custodian

State Street acts as the Fund’s custodian.

Transfer Agent

Computershare Trust Company, N.A., ESPP/SOP, 250 Royall Street, Canton, MA 02021, serves as the Fund’s stock transfer agent and dividend paying agent.

EXPENSES

The Fund pays all of its expenses, including organization expenses; fees of the Investment Manager, Administrator, Sub-Administrator, custodian and dividend disbursing and stock transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act); out of pocket expenses of all Fund Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund’s reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of shareholders’ meetings, proxy statements and shareholder reports; investors’ relation fees and expenses; interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Dividends and Distributions

Preferred Stock Distributions. In accordance with the Fund’s Articles of Incorporation and any amendments or supplements thereto, including any articles supplementary of the Fund establishing a series of preferred stock (the “Articles Supplementary” and together with the Articles of Incorporation, the “Charter”), all preferred stock of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred stock of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred stock of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred stock of the Fund, any distributions on such preferred stock will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date.

In the event that for any calendar year the total distributions on shares of the Fund’s preferred stock exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred stock, thereby increasing the shareholder’s potential gain or reducing the potential loss on the sale of the shares.

Common Stock Distributions. It is the Fund’s current policy to pay distributions to shareholders of common stock from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. A return of capital to a shareholder represents a return of a portion of the shareholder’s original investment in the Fund.  A return of capital may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred stock. The Fund will also declare and pay distributions to shareholders of common stock at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Notices

Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE CHARTER AND BYLAWS

The Maryland General Corporation Law and the Fund’s Charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise.  These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors.  The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.  These provisions may deprive shareholders of certain opportunities to sell their shares at a premium over prevailing market prices. The following is only a summary and is qualified in its entirety by reference to the Fund’s Charter and bylaws, and to the provisions of the Maryland General Corporation Law.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these and other matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund has such a charter provision, but it is not applicable to certain transactions requiring a vote of at least 75% of the Fund’s common and preferred stock, voting as a single class. Such transactions include (i) charter amendments to make the common stock a redeemable security, unless approved by a vote of 75% of the Continuing Directors (as defined below), (ii) any shareholder proposal as to specific investment decisions with respect to the Fund’s assets, and (iii) any Business Combination, unless either (A) the Business Combination is approved by a vote of 75% of the Continuing Directors or (B) certain requirements regarding the consideration to be paid in the Business Combination and other conditions set forth in the Fund’s charter are satisfied. The term “Business Combination” means (A) any merger or consolidation of the Fund with any other person, (B) the liquidation or dissolution of the Fund, (C) sale, lease, exchange or other transfer of assets valued at $1,000,000 or more (except for transactions effected in the ordinary course of the Fund’s investment activities), and (D) certain issuances or transfers of any securities of the Fund in exchange for cash, securities or other property (excluding sales or issuances of Fund securities in connection with a public offering, or pursuant to a Fund dividend reinvestment plan, or upon exercise of stock subscription rights distributed by the Fund). The term “Continuing Director” means any member of the Board of Directors who is not an Interested Party or an affiliate of an Interested Party and who has been such a member for at least 12 months or who is a successor of a Continuing Director and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.  An “Interested Party” includes any person, other than an investment company advised by the Investment Manager or any of its affiliates, which proposes to enter into a Business Combination with the Fund.

The Fund, by supplement to its Charter, has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board. Articles Supplementary approved by the Board of Directors in 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (i) provide that the shareholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the shareholders generally in the election of Directors (and since the Fund’s directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a shareholder-requested special meeting only on the written request of the shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Additionally, as described below, the Fund’s bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The bylaws:

1. Provide for three classes of Directors elected by common shareholders, with staggered terms. Each year, directors are elected for three-year terms and until their successors are duly elected and qualify. Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund’s Directors.

2. Establish procedures for shareholder-requested special meetings upon the written request of shareholders entitled to cast not less than a majority of all the votes cast at such meeting, including procedures for setting the record date for the shareholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting. Consistent with the Maryland General Corporation Law, shareholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3. Require a shareholder to give written advance notice and other information to the Fund of the shareholder’s nominees for Directors and proposals for other business to be considered at shareholders meetings.

4. Establish qualifications for Fund Directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as Directors of a closed-end fund that invests in fixed income globally. To qualify as a nominee for a Fund Directorship, a candidate must (a) have at least 5 years’ experience in either investment management, economics, public accounting or Australian business; (b) have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering, or medicine from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand or the equivalent degree from an equivalent institution of higher learning in another country; and (c) not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country. In addition, the Fund’s Nominating and Corporate Governance Committee shall apply the Fund’s Conflict of Interest and Corporate Opportunities Policy as a standard in selecting nominees to ensure that an incumbent nominee has not violated the Policy and that a non-incumbent nominee would not be in violation of the Policy if elected. Directors who served in such capacity as of September 13, 2004, the initial date of adoption of the qualifications for Fund Directors are exempted from these requirements (except compliance with the Fund’s conflict of interest policy) because they had become qualified through past experience as Directors of the Fund. Nevertheless, almost all current Directors satisfy the Fund’s qualification requirements. No person shall be qualified to be a Director unless the Nominating and Corporate Governance Committee, in consultation with Fund counsel, determines that such person, if elected, would not cause the Fund to be in violation of applicable law, regulation or regulatory interpretation, the Fund’s charter or any general policy adopted by the Board regarding retirement age or specifying proportions of Directors who may be “interested persons,” as defined in the 1940 Act.

5. Provide that a director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of such director.

6. Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the bylaws or to make new bylaws, unless otherwise provided in the bylaws.

7. Provide that Directors and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of Directors and officers to the maximum extent permitted by Maryland law and the 1940 Act.

PLAN OF DISTRIBUTION

The Fund may sell Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of the Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

The Fund may sell Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of the Shares, underwriters or agents may receive compensation from the Fund in the form of discounts, concessions or commissions. Underwriters may sell the Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Fund and any profit realized by them on the resale of the Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Fund will be described in the applicable Prospectus Supplement. The maximum amount of all compensation to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed the applicable percentage limit, if any, imposed by FINRA for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. The Fund will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, the Fund may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which the Fund may enter, underwriters, dealers and agents who participate in the distribution of the Shares may be entitled to indemnification by the Fund against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with the Fund, or perform services for the Fund, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, the Fund, or the underwriters or other persons acting as agents of the Fund, will be authorized to solicit offers by certain institutions to purchase the Shares pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Board. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of the Fund’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, the Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund, the Investment Manager, the Investment Adviser or the Sub-Adviser is a party.

$100,000,000

Shares of Preferred Stock

ABERDEEN ASIA-PACIFIC

INCOME FUND, INC.

PROSPECTUS

[DATE]

Filed Pursuant to Rule 497

Registration Statement No.  333-

PROSPECTUS SUPPLEMENT
(To Prospectus dated [    ], 2013)

                     Shares

[GRAPHIC OMITTED]

Series                       Preferred Stock

We are offering for sale                      shares of our Series       Preferred Stock, par value $0.01 per share.  Our common stock is traded on the New York Stock Exchange under the symbol “FAX.”

You should review the information set forth under “Risk Factors and Special Considerations” on page       of the accompanying Prospectus before investing in our preferred stock.

	Per Share	Total (1)

Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)         The aggregate expenses of the offering are estimated to be $                    .

The Series                      Preferred Stock will be ready for delivery on or about                      ,                       .

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred stock and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-866-839-5205 or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete.  Any representation to the contrary is a criminal offense.

                        ,

TABLE OF CONTENTS

Prospectus Supplement

TERMS OF THE SERIES—PREFERRED STOCK

The Fund	The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See “The Fund.”

Securities Offered	[ ] shares of [ ] Preferred Stock .

Dividend Rate	The dividend rate [for the initial dividend period](1) will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , , and , commencing .](2) The payment date for the initial dividend period will be .](1)

Liquidation Preference	$[ ] per share.

[Regular Dividend Period	Regular dividend periods will be days.](1)

[Regular Auction Date	Auctions will be held on .](1)

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .](2)

[Stock Exchange Listing](2)	[ ][

Taxation

[The Fund expects that distributions made on the Shares will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations, provided certain holding period and other requirements are met by both the Fund and the shareholder), and (iii) investment company taxable income (other than qualified dividend income, including interest income, short-term capital gain and income from certain hedging and interest rate transactions).  We cannot assure you, however, as to what percentage of future distributions made on the Shares will consist of long-term capital gain, which is currently taxed at lower rates for individuals than ordinary income, and qualified dividend income, which is currently eligible to be taxed at the lower long-term capital gain rates.]

[Rating	It is a condition of issuance that the preferred stock be rated [ ] by [ ].]

(1)         Applicable only if the preferred stock being offered is Auction Rate Preferred Stock.

(2)         Applicable only if the preferred stock being offered is Fixed Rate Preferred Stock.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $                    , based on the public offering price of $                     per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

Proceeds from the sale of the Shares may be used (i) to make new portfolio investments, increasing the Fund’s use of leverage, (ii) to pay down a portion of the Fund’s current leverage and thereby reduce the Fund’s interest rate exposure, or (iii) for general corporate purposes.  The Fund anticipates that it will be able to use the net proceeds of the offering in the manner described above within approximately 90 days after completion of the offering. Pending such use, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Following the completion of the offering, the Fund may increase the amount of leverage outstanding.

CAPITALIZATION

The following table sets forth (i) the unaudited capitalization of the Fund as of [                    ] and (iii) the unaudited adjusted capitalization of the Fund assuming the issuance of the Shares offered in this Prospectus Supplement and the use of proceeds thereof.

[TABLE TO BE INSERTED]

ASSET COVERAGE RATIO

Pursuant to the 1940 Act, the Fund generally will not be permitted to declare any dividend, or declare any other distribution, upon any outstanding shares of common stock, or purchase any such common stock, unless, in every such case, all shares of preferred stock issued by the Fund have at the time of declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 200% (“1940 Act Asset Coverage Requirement”) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. As of the date of this Prospectus Supplement, all of the Fund’s outstanding shares of preferred stock are expected to have asset coverage on the date of issuance of the Shares of approximately [      ]%.

In addition to the 1940 Act Asset Coverage Requirement, the Fund is subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which have issued ratings for certain of the preferred shares and may issue a rating for the Shares.

SPECIAL CHARACTERISTICS AND RISKS OF THE SHARES

Dividends

Holders of Shares shall be entitled to receive cumulative cash dividends and distributions at the rate of [    ]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $[      ] liquidation preference on the Shares. Dividends and distributions on the Shares will accumulate from the date of their original issue, which is [                ].

Dividends with be payable [                            ].

Restrictions on Dividend, Redemption and Other Payments. Under the 1940 Act, the Fund is not permitted to issue preferred stock (such as the Shares) unless immediately after such issuance the Fund will have an asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). In general, the term “asset coverage” for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. The Fund also is not permitted to declare any cash dividend or other distribution on its common stock or purchase its common stock unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock (including the Shares) or purchase its capital stock (including the Shares) unless, at the time of such declaration or purchase, the Fund has an asset coverage on its indebtedness, if any, of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund (including the Shares) if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund.

The term “senior security” does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of the Shares, the asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

Voting Rights

[The Shares shall be entitled to one vote for each Share held and the holders of all outstanding shares of preferred stock, including the Shares, and the shares of common stock of the Fund shall vote together as a single class; provided, however, that at any meeting of the stockholders of the Fund held for the election of Directors, the holders of the outstanding shares of preferred stock, including theShares, shall be entitled, as a class, to the exclusion of the holders of all other classes of capital stock of the Fund, to elect a number of Fund directors, such that following the election of directors at the meeting of the stockholders, the Fund’s Board of Directors shall contain two directors elected by the holders of the outstanding shares of preferred stock, including the Shares.]

Redemption

[            ]

Liquidation

[In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of the Shares shall be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Fund’s common stock or any other stock of the Fund ranking junior to the Shares as to liquidation payments, a liquidation distribution in the amount of $[      ] per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends and distributions accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up of the Fund.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Shares, and any other outstanding shares of a class or series of the Fund’s preferred stock ranking on a parity with the Shares as to payment upon liquidation, shall be insufficient to permit the payment in full to such holders of the Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other preferred stock of the Fund, then such available assets shall be distributed among the holders of the Shares and such other preferred stock of the Fund ratably in proportion to the respective preferential liquidation amounts to which they are entitled. Unless and until the Liquidation Preference plus accumulated and unpaid dividends and distributions has been paid in full to the holders of the Shares, no dividends or distributions will be made to holders of the Fund’s common stock or any other stock of the Fund ranking junior to the Shares as to liquidation.]

[Stock Exchange Listing

Application has been made to list the Shares on the [        ]. The Shares are expected to commence trading on the [    ] within thirty days of the date of issuance. ]

Risks

Risk is inherent in all investing. Therefore, before investing in the Shares you should consider the risks carefully. See “Risk Factors and Special Considerations” in the Prospectus. Primary risks associated with an investment in the Shares include:

Failure to Pay Distributions.  The Fund’s investments are subject to a high degree of risk.  The Fund may invest a significant portion of its assets in debt securities rated below investment grade (i.e., junk bonds) or in other asset classes that may be considered speculative.  If the value of the Fund’s investments were to decline suddenly and substantially, the Fund may not be able to make timely payments of distributions or pay in full the liquidation preference of the Shares.  In addition, the Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Shares.

Subordination Risk.  Shares will be junior in liquidation and with respect to distribution rights to any outstanding debt securities and other borrowings of the Fund. Senior securities representing indebtedness may constitute a substantial lien and burden on Shares by reason of their prior claim against the Fund’s income and against the Fund’s net assets in liquidation. The Fund may not be permitted to declare distributions with respect to any series of Shares unless at such time it meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Fund’s debt securities, if any, and other borrowings.

Ratings Risk. Shares may be rated by a rating agency.  There can be no assurance that the Shares will receive any particular rating from any of Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”) (each, a “Rating Agency”), or that any such ratings will be maintained at the level originally assigned through the term of the Shares.  Ratings do no eliminate or mitigate the risks of investing in Shares.  A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, the Shares).  In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade Shares, which may make Shares less liquid in the secondary market and reduce market prices.  If a Rating Agency downgrades, or indicates a potential downgrade to, the rating assigned to Shares, the Fund may alter its portfolio or redeem a portion of its outstanding Shares.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in the

Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Shares and dividends on the Shares declines.

TAXATION

[To Come]

UNDERWRITING

[To Come]

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the shares of common stock. Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202. Certain legal matters in connection with this offering will be passed upon for the underwriters by                        .

FINANCIAL STATEMENTS

The Fund’s unaudited financial statements for the period ended [        ] should be read in conjunction with the audited financial statements of the Fund and the Notes thereto included in the Annual Report to the Fund’s stockholders for the fiscal year ended [                      ]. The audited financial statements of the Fund are incorporated by reference into this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information.

[               ] Shares of Preferred Stock

ABERDEEN ASIA PACIFIC INCOME FUND, INC.

PROSPECTUS SUPPLEMENT

[DATE]

Until [            ] (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion Dated May 10, 2013

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Additional Information

[date]

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated [date] (the “Prospectus”) and any related prospectus supplement.  This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares.  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

You may call 1-800-522-5465 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the Prospectus and any related prospectus supplement.  The Fund’s Prospectus is also available on the Fund’s website at www.aberdeenfax.com. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS

HISTORY OF THE FUND	S-3
MANAGEMENT OF THE FUND	S-3
PRINCIPAL HOLDERS OF SECURITIES	S-16
INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND OTHER AGREEMENTS	S-17
CODE OF ETHICS	S-22
PORTFOLIO MANAGERS	S-22
PORTFOLIO TRANSACTIONS AND BROKERAGE	S-25
PROXY VOTING POLICIES AND PROCEDURES	S-28
TAXATION	S-29
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	S-37
EXPERTS	S-37
LEGAL MATTERS	S-37
FINANCIAL STATEMENTS	S-37
Appendix A	SA-1
Appendix B	SB-1

HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated under the laws of the State of Maryland on March 14, 1986, under the name “The First Australia Prime Income Fund, Inc.”  Effective May 1, 2001, the Fund’s name was changed to “Aberdeen Asia-Pacific Income Fund, Inc.”

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”).  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager, Investment Adviser, Sub-Adviser, Administrator, Sub-Administrator, custodian and transfer agent. The Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm.  The officers of the Fund serve at the pleasure of the Board of Directors.  Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as the investment manager to the Fund. Aberdeen Asset Management Limited serves as the investment adviser to the Fund (“AAM AU” or the “Investment Adviser”). Aberdeen Asset Managers Limited serves as the sub-adviser to the Fund (the “Sub-Adviser” or “AAML”).

The Fund’s charter and bylaws provide that the Board of Directors be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of the Fund, and their addresses, year of birth and principal occupations, during the past five years, are provided in the tables below.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past Five Years

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of birth: 1950	Chairman of the Board; Class II Director	Term expires 2014; Director since 2001	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in	28	None

			addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc.

Neville J. Miles The Warehouse 5 Bennett Place Surry Hills NSW 2010 Australia Year of birth: 1946	Class I Director	Term expires 2013; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian companies.	28	None

William J. Potter c/o Aberdeen Asset	Class III Director	Term expires 2015; Director	Mr. Potter has been Chairman of Meredith	3	None

Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of birth: 1948		since 1986

Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of birth: 1945	Class II Director	Term expires 2014; Director since 1993	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of birth: 1942	Class I Director	Term expires 2013; Director since 1986	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006. He was a Managing Member of Pristina Capital Partners, LLC	28	None

(water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of birth: 1955	Class III Director; Vice President	Term as Director expires 2015; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s	29	None

Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.

*

Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., The Greater China Fund, Inc., the Aberdeen Funds (which currently consists of [26] portfolios) have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**

Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser. Mr. Gilbert serves as a Director of The India Fund, Inc. and The Asia Tigers Fund, Inc. and as a Vice President with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Additional Information about the Directors

The Board believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Fund.  A Director’s ability to perform his duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Gilbert, Chief Executive Officer and director roles within the Aberdeen complex with other public companies and investment trusts, board experience and accounting and legal background; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; and Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, year of birth and principal occupations during the past five years are provided in the table below:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1977	Vice President and Chief Compliance Officer	Since 2011

Currently, Vice President and Head of Compliance - U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of birth: 1977	Assistant Treasurer	Since 2009

Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1974	Vice President	Since 2009

Currently, Head of Product - US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of birth: 1976	Assistant Secretary	Since 2008

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of birth: 1974	Vice President, Secretary	Since 2008

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of birth: 1979	Vice President	Since 2011

Currently, Senior Portfolio Manager on the Aberdeen fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of birth: 1969	Treasurer	Since 2009

Currently, Head of Fund Accounting and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Anthony Michael** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of birth: 1963	Vice President	Since 2008

Currently, Head of Fixed Income — Asia-Pacific for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of birth: 1978	Vice President	Since 2008

Currently, Global Head of Legal and Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London	President	Since 2009	Currently, Group Head of Product Development, for Aberdeen Asset Managers Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer

United Kingdom Year of birth: 1973			(from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Director of Aberdeen Asset Managers Limited (since 2010).

Victor Rodriguez** Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia Year of birth: 1971	Vice President	Since 2009

Currently, Head of Fixed Income - Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of birth: 1971	Vice President	Since 2008

Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

*

Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 7, 2012.

**

Messrs. Cotton, Goodson, Keener, McCabe, Michael, Rodriguez and Pittard, and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold an officer position(s) with one or more of the following: Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., The Greater China Fund, Inc. and Aberdeen Funds, each of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. P. Gerald Malone, Martin J. Gilbert, Neville J. Miles, William J. Potter, Peter D. Sacks, Adam McCabe, Anthony Michael, Christian Pittard and Victor Rodriguez) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s charter and bylaws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act.

Board and Committee Structure

The Board of Directors is composed of five Independent Directors and one Interested Director, Martin J. Gilbert. The Fund’s charter and bylaws provide that the Board shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. The Board has appointed Mr. Malone, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Directors and the Fund’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee, a Contract Review Committee, a Nominating and Corporate Governance Committee, a Cost Review Committee and a Leverage Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The standing Committees currently conduct an annual review of their responsibilities and operations, including their charter, if any.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Directors.  Each Committee member is also “independent” within the managing of the NYSE MKT listing standards.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance by the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.  The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures.  The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements.  The members of the Fund’s Contract Review Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter, Peter D. Sacks and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager, Investment Adviser and Sub-Adviser and other principal service providers.  The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting or otherwise as necessary.  The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group.  The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Manager and its affiliates. The Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

The Fund’s bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Any shareholder may obtain a copy of the Fund’s bylaws by calling the Investor Relations department of Aberdeen Asset Management

Inc., the Fund’s investor relations services provider, toll-free at 1-800-522-5465, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Cost Review Committee

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of the Fund’s Cost Review Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Leverage Committee

The Leverage Committee monitors the Fund’s leverage and reviews leverage options for the Fund. The members of the Fund’s Leverage Committee are Messrs. P. Gerald Malone, Peter D. Sacks and John T. Sheehy.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of AAMAL, who carries out the Fund’s investment management and business affairs, and also by AAM AU, the Sub-Adviser, and other service providers in  connection with the services they provide to the Fund. Each of AAMAL, AAM AU, the Sub-Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAMAL, AAM AU, the Sub-Adviser and the Fund’s other service providers (including the Fund’s transfer agent), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires AAMAL to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal 2012

During the Fund’s fiscal year ended October 31, 2012, the Board of Directors held four regular meetings and two special meetings; the Audit and Valuation Committee held four meetings; the Contract Review Committee held one meeting, the Nominating and Corporate Governance Committee held three meetings; the Cost Review Committee held one meeting; and the Leverage Committee held five meetings.

Ownership of Securities by Directors and Officers

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of October 31, 2012, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*

Independent Directors
P. Gerald Malone	$1 - $10,000	$10,001 - $50,000
Neville J. Miles	$1 - $10,000	$10,001 - $50,000
William J. Potter	$1 - $10,000	$10,001 - $50,000
Peter D. Sacks	$50,001 - $100,000	Over $100,000
John T. Sheehy	$1 - $10,000	$10,001 - $50,000
Interested Director
Martin J. Gilbert	$1 - $10,000	$10,001 - $50,000

*                 Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., The Greater China Fund, Inc. and Aberdeen Funds, all of which may be deemed to be in the same Family of Investment Companies.

As of October 31, 2012, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser, Sub-Adviser, or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Investment Adviser or Sub-Adviser.

As of the date of this Statement of Additional Information, none of the Independent Directors or their immediate family members owned any shares of the Fund’s principal underwriter, or of any person directly or indirectly controlling, controlled by, or under common control with, the Fund’s principal underwriter.

As of October 31, 2012, the Directors and officers of the Fund owned less than 1% shares of the Fund’s common stock.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2012.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

Compensation Table

Fiscal Year Ended October 31, 2012

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
P. Gerald Malone	$63,671	$0	$0	$183,652	(28)
Neville J. Miles	$47,170	$0	$0	$161,285	(28)
William J. Potter	$41,253	$0	$0	$119,215	(3)
Peter D. Sacks	$46,628	$0	$0	$145,065	(28)
John T. Sheehy	$51,545	$0	$0	$159,591	(28)
Brian Sherman**	$19,068	$0	$0	$36,231	(2)

*         The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2012.

**  Mr. Sherman resigned from the Fund as of July 9, 2012.

PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of December 31, 2012, no entity beneficially owned five percent or more of the voting securities of the Fund.

INVESTMENT MANAGEMENT, INVESTMENT ADVISORY, SUB-ADVISORY AND OTHER AGREEMENTS

Background

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund pursuant to an amended and restated management agreement dated as of April 3, 2009 (“Management Agreement”). Aberdeen Asset Management Limited serves as the investment adviser to the Fund pursuant to an amended and restated advisory agreement dated as of April 3, 2009.  Aberdeen Asset Managers Limited serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement dated as of March 1, 2012 (the “Sub-Advisory Agreement”).  Previously, Aberdeen Asset Management Investment Services Limited, which was merged into Aberdeen Asset Managers Limited, was the Fund’s sub-adviser. There has been no change to the portfolio management team or the level or nature of the services provided to the Fund and the same resources available to Aberdeen Asset Management Investment Services Limited for the management and compliance oversight of the Fund are available to Aberdeen Asset Managers Limited.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. In rendering investment advisory services, the Investment Adviser may use the resources of the Investment Manager.  The Sub-Adviser provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager.  The Investment Manager, the Investment Adviser and the Sub-Adviser are each affiliates of and wholly owned by Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Investment Manager, Aberdeen Asset Management Asia Limited, is a Singapore corporation incorporated in 1991.  The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Adviser, Aberdeen Asset Management Limited, is an Australian corporation.  The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Sub-Adviser, Aberdeen Asset Managers Limited, is a United Kingdom limited company.  The registered office of the Sub-Adviser is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH.

Aberdeen PLC is the parent company of an asset management group managing approximately $306.7 billion in assets as of December 31, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered office of Aberdeen PLC is located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

Terms of the Management Agreement

The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments. The Investment Manager will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under the Management Agreement. The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

Management Fee.  The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion, computed based upon Managed Assets determined weekly and payable at the end of each calendar month. Managed Assets are defined in the Investment Management Agreement as the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

For the fiscal years ended October 31, 2012, 2011 and 2010, the Investment Manager earned management fees of $13,217,671, $13,095,937, and $12,266,493, respectively, for management services.  The Investment Manager has informed the Fund that, during the same periods, the investment manager paid advisory fees of $2,567,643, $2,637,842, and $2,305,079, respectively, to the Investment Adviser, and $100,000, $100,000 and $100,000, respectively, to the Sub-Adviser.

Payment of Expenses.  The Management Agreement obligates the Investment Manager to bear all expenses of its employees and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund’s Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of- pocket expenses for all officers and Directors of the Fund, including expenses incurred by the Investment Manager’s employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders’ meetings and of the preparation and distribution of proxies and reports to shareholders.

Duration and Termination.  The Management Agreement became effective April 3, 2009 and was most recently approved by the Board of Directors in September 2012 for a one-year term.  The Management Agreement provides that it will continue in effect thereafter, if not sooner terminated, provided that each such continuance is specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, the Management Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days’ written notice to the Fund. The Management Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Terms of the Advisory Agreement

The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to the specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Investment Adviser shall give the Investment Manager (and the Fund) the benefit of the Investment Adviser’s best judgment and efforts in rendering services under the Advisory Agreement. The Advisory Agreement further provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Adviser of, its duties and obligations under the Advisory Agreement.

Advisory Fee.  The Advisory Agreement provides that the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.25% of the Fund’s average weekly Managed Assets up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon the value of the Managed Assets determined weekly and payable at the end of each calendar month.

For the fiscal years ended October 31, 2012, 2011 and 2010, the Investment Adviser earned advisory fees of $2,567,643, $2,637,842, and $2,305,079, respectively, for advisory services.

Payment of Expenses.  The Advisory Agreement obligates the Investment Adviser to bear all expenses of its respective employees, except certain expenses incurred by the Investment Adviser’s employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses. The Investment Adviser shall bear all overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund’s directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

Duration and Termination.  The Advisory Agreement became effective April 3, 2009 and was most recently approved by the Board of Directors in September 2012 for a one-year term.  The Advisory Agreement provides that it will continue in effect thereafter, if not sooner terminated, provided that each such continuance is specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, the Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the Investment Manager and the Investment Adviser, or by either the Investment Manager or the Investment Adviser upon at least ninety (90) days’ written notice to the Fund.  The Advisory Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Terms of the Sub-Advisory Agreement

The Sub-Advisory Agreement provides that the Sub-Adviser will furnish advice and make recommendations to the Investment Manager regarding the purchase and sale of securities and providing the statistical, research and other factual data for its use.  The Sub-Adviser will also identify foreign regulatory and other foreign governmental requirements applicable to the Fund, monitor the execution of transactions and the settlement and clearance of certain securities transactions and arranging for the transmission to the custodian of confirmations, trade tickets and other documents and information for such securities. The Sub-Advisory Agreement further provides that the Sub-Adviser will give the Investment Manager and the Fund the benefit of the Sub-Adviser’s best judgment in rendering services under the Sub-Advisory Agreement.

The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, as appropriate, in the performance of, or from reckless disregard by it of its obligations and duties under, the Sub-Advisory Agreement.

Sub-Advisory Fee.  The Sub-Advisory Agreement provides that the Investment Manager will pay the Sub-Adviser an annual total fee of $100,000, payable in monthly increments.

For the fiscal years ended October 31, 2012, 2011 and 2010, the Sub-Adviser earned sub-advisory fees of $100,000, $100,000 and $100,000, respectively, for sub-advisory services.

Payment of Expenses.  The Sub-Advisory Agreement obligates the Sub-Adviser to pay all expenses and overhead incurred by it in connection with its activities under the Sub-Advisory Agreement.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under the Sub-Advisory Agreement. The Sub-Adviser shall not be responsible for the Fund’s or the Investment Manager’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Sub-Adviser assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Sub-Adviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, Registration Statements, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s  portfolio securities; fees and expenses of non-interested Directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses of the Fund.

Duration and Termination.  The Sub-Advisory Agreement became effective as of March 1, 2012. The Sub-Advisory Agreement provides that, unless sooner terminated, the Sub-Advisory Agreement shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Fund’s Board of Directors or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Experience and Location of the Investment Manager, Investment Adviser, Sub-Adviser, and the Aberdeen Group

The Investment Manager and the Investment Adviser of the Fund also serve as investment manager and investment adviser, respectively, to Aberdeen Global Income Fund, Inc., a non-diversified, closed-end management investment company investing in global fixed income securities, the shares of which are listed on the NYSE MKT; Aberdeen Australia Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Australia, the shares of which are listed on the NYSE MKT; and Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company investing primarily in Australian and Asian debt securities, the shares of which are listed on the Toronto Stock Exchange.

The Investment Manager also serves as investment adviser to: Aberdeen Indonesia Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Indonesia, the shares of which are listed on the NYSE MKT; The Singapore Fund, Inc., a non-diversified, closed-end management investment company investing in Singapore equity securities, the shares of which are listed on the New York Stock Exchange (the “NYSE”); The Asia Tigers Fund, Inc., a non-diversified, closed-end management investment company investing in Asian equity securities, the shares of which are listed on the NYSE; The India Fund, Inc., a non-diversified, closed-end management investment company investing in Indian equity securities, the shares of which are listed on the NYSE; and the Greater China Fund, Inc., a non-diversified closed-end management investment company investing in securities of China companies, the shares of which are listed on the NYSE.  The Investment Manager also serves as sub-adviser to certain series of Aberdeen Funds, a Delaware statutory trust.

The Sub-Adviser also serves as investment adviser to Aberdeen Chile Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Chile, the shares of which are listed on the NYSE MKT; Aberdeen Israel Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Israel, the shares of which are listed on the NYSE MKT; Aberdeen Latin America Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Latin America, the shares of which are listed on the NYSE MKT; and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., a non-diversified, closed-end management investment company investing in equity securities of telecommunications companies in emerging markets, the shares of which are listed on the NYSE MKT. The Sub-Adviser is also sub-adviser to Aberdeen Global Income Fund, Inc., a registered closed-end fund, and certain series of Aberdeen Funds.

The Investment Manager, Investment Adviser and Sub-Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended, and the Investment Adviser and Sub-Adviser are regulated in the United Kingdom by the Financial Services Authority.

Each of the Investment Manager, the Investment Adviser and the Sub-Adviser has all, or a substantial part, of its assets located outside of the United States.  As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Advisers predicated solely on the civil liability provisions of the U.S. federal or state securities laws. The Fund has been advised that there is doubt as to the enforceability in certain foreign courts, in original actions or in actions for enforcement of judgments of U.S. courts against the Advisers, predicated solely upon the civil liability provisions of the federal securities laws of the United States.  The Fund has also been advised that there is uncertainty as to whether certain foreign courts would recognize and enforce judgments of the United States courts obtained against the Advisers predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States or entertain original actions brought in foreign courts against the Advisers predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under certain foreign laws.

Relationship of Certain Directors, Officers and Service Providers to Investment Manager, Investment Adviser and Sub-Adviser

Mr. Martin Gilbert, a Director and Vice President of the Fund, also serves as a Director of the Investment Manager and the Investment Adviser, and is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC.  Mr. Anthony Michael, a Vice President of the Fund, also serves as a Director of the Investment Manager. Mr. Victor Rodriguez, a Vice President of the Fund, also serves as Director and Head of Fixed Income Australia for the Investment Adviser. Mr. Christian Pittard, the President of the Fund, also serves as a Director of the Sub-Adviser.

Aberdeen Asset Management Inc. (“AAMI” or “Administrator”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, serves as the Fund’s administrator, see “Other Agreements — Administration Agreement with Aberdeen Asset Management Inc.” below.  AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia PA 19103.  AAMI also provides investor relations services to the Fund under an investor relations services agreement.  Mr. Jeffrey Cotton, Mr. Martin Gilbert, Mr. Alan Goodson, Ms. Andrea Melia, and Ms. Jennifer Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI.  See “Management of the Fund-Officers who are not Directors” for further information.

Other Agreements

Administration Agreement

Aberdeen Asset Management Inc. is the administrator for the Fund and certain other affiliated U.S. registered funds.  The Administrator receives a fee at an annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.  Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services. For the fiscal years ended October 31, 2012, 2011 and 2010, the Fund’s administration fees to the Administrator were $2,673,779, $2,653,489 and $2,657,305, respectively.

CODE OF ETHICS

The Fund and the Advisers have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act.  Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following table identifies, as of October 31, 2012: (i) the portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (i.e., performance-based fees), information on those accounts is provided separately.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Anthony Michael	4	$3,340.71	38	$4,630.25	81	$15,187.85
Nick Bishop	4	$3,340.71	38	$4,630.25	81	$15,187.85
Kenneth Akintewe	4	$3,340.71	38	$4,630.25	81	$15,187.85

Adam McCabe	4	$3,340.71	38	$4,630.25	81	$15,187.85
Thu Ha Chow	4	$3,340.71	38	$4,630.25	81	$15,187.85

Total assets are as of October 31, 2012 and have been translated to U.S. dollars at a rate of £1.00 = $1.61

Securities Ownership by Portfolio Managers

The table below shows the dollar range of shares of the Fund’s common stock beneficially owned, as of October 31, 2012, by each portfolio manager of the Fund.

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2012
Anthony Michael	$0
Nick Bishop	$0
Kenneth Akintewe	$0
Adam McCabe	$0
Thu Ha Chow	$0

Due to the fact that the Fund’s portfolio managers are located outside of the United States, they would tend to purchase funds domiciled in the respective countries in which they reside.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other.  Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.  Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Advisers among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Advisers) devoting unequal time and attention to the management of a particular client account.  The portfolio managers and the Advisers seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisers.  If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisers.  In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager, the Investment Adviser and the affiliated Sub-Adviser’s (collectively, the “Aberdeen Group”) as of October 31, 2012.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the

Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

The Aberdeen Group’s remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.  The Aberdeen Group operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen Asset Management PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

The Aberdeen Group’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen Group employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen Group determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The Aberdeen Group has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen Group’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen Group, to align the interest of asset managers with clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of its core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via the Aberdeen Group’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Asset Management PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Aberdeen Group’s equities portfolio managers generally make and implement investment decisions using the team approach.  Regional dealers execute the trades for all of the equities portfolio managers using a centralized trading structure.  The Aberdeen Group manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by the Aberdeen Group.  In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by shareholders or the Board of Directors as reflected in minutes of meetings of shareholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Advisers, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions.  It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled.  The Aberdeen Group Advisers are not required to aggregate transactions for client accounts.  However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner.  The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations.  Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best Execution, Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation.  However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•                  Do not intentionally favor any client account over any other client account;

•                  Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•                  Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•                  Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•                  Fully disclose their aggregation policies to all clients;

•                  Provide individual investment advice to each client account;

•                  Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•                  Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•                  Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•                  Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients accounts.

For the fiscal years ended October 31, 2012, 2011 and 2010, the Fund paid aggregate brokerage commissions of $20,306, $15,295, and $0, respectively.  No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2012, 2011 and 2010, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, the Investment Manager, the Investment Adviser or the Sub-Adviser.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests.  Among other things, this duty requires each Aberdeen Group Adviser to seek best execution in effecting portfolio transactions for client accounts.  Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle.  It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities.  With respect to foreign currency exchange transactions, the Aberdeen Group Advisers may be limited in their ability to seek and monitor best execution based on the data available for an analysis.  When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1.                                      Price and Commission Rates.  The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission).  The Advisers do not engage in principal transactions.  Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades).  Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of best execution, provided the Advisers believe this to be in the best interest of the Fund.

2.                                      Execution Capability.  Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution.  Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•                  speed of execution;

•                  ratio of complete versus incomplete trades;

•                  the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•                  the character of and market for the particular security;

•                  the size and type of transaction;

•                  the number of primary markets that are checked;

•                  the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•                  the broker-dealer’s access to primary markets and quotation sources;

•                  the broker-dealer’s familiarity with and knowledge of the primary markets;

•                  the broker-dealer’s access to underwriting offerings and secondary markets;

•                  the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•                  the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

•                  the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•                  the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3.                                      Responsiveness and Financial Responsibility.  The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability.  In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request.  In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•                  the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•                  the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•                  the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•                  accuracy in preparation of confirmations; and

•                  the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4.                                      Other Factors.  Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•                  the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•                  the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•                  the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•                  the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•                  the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures.  With respect to the Fund, these factors might include the broker-dealer’s ability to:

•                  execute unique trading strategies;

•                  execute and settle difficult trades;

•                  handle client-directed brokerage arrangements;

•                  implement step-outs;

•                  participate in underwriting syndicates; and

•                  obtain initial public offering shares.

5.                                      Value of Execution and Research Services Provided.  The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, corporate access and third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting policies and procedures are attached to this SAI as Appendix A.  The Board has delegated to the Advisers responsibility for decisions regarding proxy voting for securities held by the Fund.  The Advisers will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board, a summary of which are attached to this SAI as Appendix B.  Any material changes to the proxy voting policies and procedures of the Fund, or the Advisers, will be submitted to the Board for approval or review, as the case may be.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available after August 1 of the relevant year (1) without charge, upon request by calling 1-800-522-5465 and (2) on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund.  It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  This summary is based on the law in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as regulated investment company for each taxable year under the Code.  To qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets.  If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.

As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute.  Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.  Dividends declared by the Fund in October, November or December of any calendar year and payable to stockholders of record on a specified date in such month shall be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 provided that such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its stockholders all of its net investment income and net realized short-term capital gains.  The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years).  The Fund currently expects to distribute any such excess annually to its stockholders.  If the Fund retains for investment an amount equal to its net realized long-term capital gains in excess of net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its stockholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities and to claim refunds to the extent their credits exceed their liabilities and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amount that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.  Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund’s ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars.  In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments, will be treated as ordinary income or loss.  If the Fund acquires a debt security denominated in pesos, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of the peso.  In the case of such debt securities, the Fund would be required to include the stated interest in income as it accrues, but would generally realize a currency loss with respect to principal only when the security is disposed of or the principal amount is received.  Under current law, the Fund may be required to calculate certain gains and losses from its foreign currency market hedging activities separately from the related investment activity.  However, under certain circumstances, the Fund may be permitted to integrate its foreign currency market hedging transactions.  The Fund anticipates that its hedging activities will not adversely affect its regulated investment company status.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to stockholders.  These provisions may also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% annual gross income requirement described above.  The Fund monitors its transactions, makes the appropriate tax elections and makes the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Taxation of Certain Derivatives

The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules.  All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income.  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Market Discount

Any market discount recognized on a bond is taxable as ordinary income.  A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount.  Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Non-U.S. Investments

Income (including, in some cases, capital gains) received by certain of the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.  If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders.  The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.  If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes.  Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit.  No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions.  Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed.

Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.  In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated.  Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Original Issue Discount

Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond.  Special U.S. federal income tax rules apply to inflation-indexed bonds.  Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income.  The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount.  The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules.  The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures.  As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year.  The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies (“PFICs”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” (the Fund’s ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund’s holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its stockholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such “excess distributions.”  The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC’s ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Dividends and Distributions

Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares.  Distributions of net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund’s shares.  Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations.  Distributions of investment company taxable income reported by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain (15% for individuals with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with respect to any income above those amounts and 0% at certain income levels), provided holding period and other requirements are met by both the individual and the Fund.  Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.”  The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors.  Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in the Fund’s Common Stock or in cash, stockholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the stockholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.  With respect to income dividends or capital gains distributions payable only in cash, stockholders receiving a distribution in the form of shares purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Beginning in 2013, a 3.8% Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a stockholder is neither a lawful permanent resident nor a citizen of the United States or if he is a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and on redemption proceeds paid after December 31, 2016, to (i) certain foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into an agreement with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or, (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A stockholder may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, a stockholder’s dividends and redemption proceeds will be subject to a withholding tax if he has not provided a taxpayer identification number or social security number or the number that he has provided is incorrect.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a stockholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares.  Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the stockholder’s holding period for the shares.  Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Fund’s Dividend Reinvestment Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a stockholder on the sale of a Fund share held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such share.

Foreign Taxes

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States.  So long as the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect for United States federal income tax purposes to treat any foreign income taxes paid by it, as paid by its stockholders.  The Fund expects to qualify for and make this election.  If the Fund makes the election, the amount of foreign income taxes paid by the Fund would be included in the income of its stockholders and each stockholder would be entitled (subject to certain limitations) to credit the amount included in his income against such stockholder’s United States tax due, if any, or to deduct such amount from such shareholder’s United States taxable income, if any.  Shortly after any year for which it makes such an election, the Fund will report to its stockholders the amount per share of such foreign tax that must be included in each stockholder’s gross income and the amount which will be available for deduction or credit.  In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes.  However, no deductions for foreign taxes may be claimed by a noncorporate stockholder who does not itemize deductions.  If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the United States tax against which such credit is taken which the stockholder’s taxable income from foreign sources bears to his entire taxable income.  This limitation may be applied separately to certain categories of income and the related foreign taxes.  However, this limitation will not apply to an individual if, for the taxable year, the entire amount of such individual’s gross income from sources outside of the United States consists of qualified passive income, the amount of creditable foreign taxes accrued or paid by the individual does not exceed $300 ($600 in the case of a joint return) and the individual elects to be exempt from the limitation.  As a general rule, if the Fund has made the appropriate election, a stockholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries.  Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund will be considered to be United States-source income and, therefore, the portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by other shareholders without other foreign source income.

Backup Withholding

The Fund may be required to withhold, for United States federal income taxes, 28% of the dividends and distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Corporate stockholders and certain other stockholders are or may be exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a stockholder’s United States federal income tax liabilities.  Additional tax withholding requirements may apply with respect to foreign investors.

If a shareholder recognizes a loss with respect to the Fund’s shares of US$2 million or more for an individual shareholder or US$10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the stockholder’s income from the Fund is “effectively connected” with a United States trade or business carried on by the stockholder.

If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income and distributions of net realized short-term capital gains (including distributions of Common Stock of the Fund to foreign stockholders participating in the Plan) will be subject to a 30% (or lower treaty rate) United States withholding tax.  Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to other foreign taxes treated as having been paid by them.  Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) such nonresident alien individual has a tax home in the United States and certain other conditions are met.  However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

In general, if a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations.  If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.  Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders.  Furthermore, stockholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS STOCKHOLDERS.  STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian. State Street is located One Heritage Drive, North Quincy, MA 02171.  The Board has authorized the delegation of various foreign custody responsibilities to State Street., as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder.  State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board.  State Street, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Registrar, Transfer Agent and Service Agreement dated July 23, 2010, as amended from time to time, Computershare Trust Company, N.A., acts as the Fund’s transfer agent and dividend disbursing agent.

EXPERTS

The [          ] financial statements, incorporated by reference, have been so included in reliance on [Disclosure regarding independent accounting firm to come].

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Venable LLP.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended October 31, 2012, together with the report of [          ] for the Fund’s annual report, are incorporated herein by reference.  All other portions of the annual report and semi-annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Appendix A

PROXY VOTING POLICY

I.                                        Generally

Rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) require the Fund to disclose publicly its proxy voting policies and procedures, as well as its actual proxy votes.  The SEC rules also permit the Fund to delegate its proxy voting responsibilities to the Fund’s adviser or sub-adviser.  In connection with this ability to delegate proxy voting responsibilities, the SEC has adopted rules under the Investment Advisers Act of 1940, as amended, that require an adviser to adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that it votes proxies on behalf of its clients, when given such authority, in the best interests of those clients.

Consistent with the SEC’s requirements, the Fund has delegated responsibility for voting its proxy to the Fund’s Investment Adviser.  The Investment Adviser has adopted proxy voting policies and procedures to ensure the proper and timely, voting of the proxies on behalf of the Fund.  Moreover, the Investment Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, by no later than August 31 of each year.

II.                                   Procedures

The Fund shall ensure that its investment adviser is compliant with applicable rules and regulations. These rules and regulations require, in part, that the Fund disclose how it votes each proxy. The rules and regulations also require that the Investment Adviser disclose that it has (1) adopted and implemented proxy voting policies; and (2) adopted procedures regarding how each portfolio security is voted. The Investment Adviser must disclose that the procedures:

1.                                      are written;

2.                                      are reasonably designed to ensure that the adviser votes proxies in the best interest of the adviser’s clients;

3.                                      describe the adviser’s proxy voting procedures to the adviser’s clients and provides copies of the adviser’s proxy voting procedures on request;

4.                                      set forth the process by which the adviser evaluates the issues presented by a proxy and records the adviser’s decision about how the proxy will be voted;

5.                                      establish procedures for the identification and handling of proxies that involve material conflicts of interest with the adviser’s clients; and

6.                                      disclose to the adviser’s clients how the clients may obtain information on how the adviser voted the clients’ proxies.

The Fund also shall disclose to shareholders the policies and procedures that are used to determine how to vote proxies.  The Fund includes in the statement of additional information appropriate summary disclosure regarding the proxy voting policies and procedures of the Fund’s adviser or sub-adviser, and any third party retained by the investment adviser or sub-adviser to determine how to vote proxies.  In addition, as required by the financial statements’ requirements of Form N-2, the Fund’s financial statements must include a statement that a description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available, without charge: (i) upon request, by calling a specified toll-free (or collect) telephone number; or (ii) on the Fund’s website; and (iii) on the SEC website at www.sec.gov.

SA-1

The Fund also shall file with the SEC, on an annual basis, the complete proxy voting record of the Fund on Form N-PX for the twelve-month period ending June 30th, by no later than August 31st of each year, which Report on Form N-PX shall be executed by the principal executive officer of the Fund.  The Fund’s proxy voting record on the Form N-PX Report shall be made available by the Fund, without charge, upon request, by calling specified toll-free (or collect) telephone number (but is not available on the Fund’s website).  If the Fund receives a telephonic request for the a proxy voting record, the Fund shall send the requested information disclosed in the Fund’s most-recently filed Report on Form N-PX within three (3) business days of the receipt of the request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

Sub-advisers to the Fund must have procedures and internal controls to ensure compliance with proxy voting regulations.  Specifically, the sub-advisers must have procedures for the reporting of proxy voting, and communicating changes in proxy voting policies to the Fund.  Prior to Board approval of new advisers, the Chief Compliance Officer (“CCO”) reviews the proxy voting policies and procedures of the sub-adviser.  The CCO ensures that any inadequate procedures or controls of a sub-adviser are reported to the Board and must be corrected in a timely manner.

SA-2

Appendix B

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

SB-1

PART C

Item 25.                                                  Financial Statements and Exhibits

1.                                      Financial Statements

Part A

None

Part B

The following statements of the Registrant will be incorporated by reference in Part B of the Registration Statement:

(i)                                     Portfolio of Investments as of October 31, 2012.

(ii)                                  Statement of Assets and Liabilities as of October 31, 2012.

(iii)                               Statement of Operations for the fiscal year ended October 31, 2012.

(iv)                              Statement of Cash Flows for the fiscal year ended October 31, 2012.

(v)                                 Statement of Changes in Net Assets for the fiscal year ended October 31, 2012 and for the fiscal year ended October 31, 2011.

(vi)                              Notes to the Financial Statements for the fiscal year ended October 31, 2012.

(vii)                           Report of Independent Registered Public Accounting Firm dated October 31, 2012.

2.                                      Exhibits

(a)(1)                  Articles of Amendment and Restatement dated May 8, 2003. (1)

(a)(2)                  Amendment to Articles of Amendment and Restatement dated October 28, 2003. (1)

(a)(3)                  Amendment to Articles of Amendment and Restatement dated March 22, 2008. (1)

(a)(4)              Articles Supplementary. (13)

(b)                                 Amended and Restated By-Laws of the Fund dated as of December 9, 2008. (2)

(c)                                  Not applicable.

(d)                                 Article 6 of the Fund’s By-Laws (Bylaw-Six: Stock); see Exhibit 99.b Amended and Restated By-Laws of the Fund dated as of December 9, 2008.

(e)                                  Direct Stock Purchase and Dividend Reinvestment Plan.  (1)

(f)                                   Not applicable.

(g)(1)                   Amended and Restated Investment Management Agreement between the Registrant and Aberdeen Asset Management Asia Limited dated as of April 3, 2009. (3)

(g)(2)                   Amended and Restated Investment Advisory Agreement between the Registrant, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Limited dated as of April 3, 2009.  (4)

(g)(3)                   Investment Sub-Advisory Agreement between the Registrant and Aberdeen Asset Managers Limited dated as of March 1, 2012.  (1)

(h)                                 Form of Underwriting Agreement. (13)

(i)                                     Not applicable.

(j)(1)                     Custodian Contract between the Registrant and State Street Bank Trust and Company dated as of April 11, 1986. (5)

(j)(2)                     Amendment to the Custodian Contract between the Registrant and State Street Bank Trust and Company dated as of July 18, 1986. (6)

(j)(3)                     Amendment to the Custodian Contract between the Registrant and State Street Bank Trust and Company dated as of November 26, 1986. (7)

(j)(4)                     Amendment to the Custodian Contract between the Registrant and State Street Bank Trust and Company dated as of December 4, 1998. (8)

(j)(5)                     Second Amendment to the Custodian Contract between the Registrant and State Street Bank Trust and Company dated as of July 8, 2005. (9)

(j)(6)                     Amendment to the Custodian Contract between the Registrant and State Street Bank Trust and Company dated as of February 26, 2010. (1)

(k)(1)                  Transfer Agency and Service Agreement between the Fund, Computershare Trust Company, N.A., and Computershare, Inc. dated as of July 23, 2010. (1)

(k)(2)                  Administrative Agreement between the Fund and Aberdeen Asset Management Inc. dated as of September 30, 2004. (10)

(k)(3)                  Amendment to the Administration Agreement between the Fund and Aberdeen Asset Management Inc. dated as of February 1, 2010. (1)

(k)(4)                  Sub-Administration Agreement between the Fund and State Street Bank and Trust Company dated as of February 26, 2010. (1)

(k)(5)                  Investor Relations Service Agreement between the Fund and Aberdeen Asset Management Inc. dated as of February 1, 2010. (1)

(k)(6)                  Credit Agreement among the Registrant, the Lender parties thereto, including the Bank of America, N.A., dated as of April 10, 2013. (13)

(l)                                     Opinion and Consent of Venable LLP.  (13)

(m)                             Not applicable.

(n)                                 Opinion and Consent of [          ], Independent Accountants. (13)

(o)                                 Not applicable.

(p)                                 Not applicable.

(q)                                 Not applicable.

(r)(1)                     Code of Ethics of the Investment Manager, Investment Adviser and Sub-Adviser Pursuant to Rule 17-j of the Investment Company Act of 1940. (1)

(r)(2)                     Code of Ethics of the Registrant Pursuant to Rule 17-j of the Investment Company Act of 1940. (1)

(s)(1)                    Powers of Attorney executed by Directors, President and Treasurer of the Registrant. (11)

(s)(2)                    Certificate of Secretary. (12)

(1)              Previously filed as an exhibit to the Registrant’s registration statement filed with the SEC via EDGAR on July 6, 2012 and incorporated herein by reference.

(2)              Incorporated by reference to EX99.(b) to Amendment No. 39 on Form N-2 filed on December 22, 2008 (SEC Accession No. 0000894579-08-000458) (“Amendment No. 39”).

(3)              Incorporated by reference to EX99.(g)(2) to Amendment No. 40 on Form N-2 filed on June 24, 2009 (SEC Accession No. 0000943663-09-000121) (“Amendment No. 40”).

(4)              Incorporated by reference to EX99.(g)(3) to Amendment No. 40.

(5)              Incorporated by reference to EX99.(j)(1) to Amendment No. 34 on Form N-2 filed on October 9, 2002 (SEC Accession No. 0000928385-02-003263) (“Amendment No. 34”).

(6)              Incorporated by reference to EX99.(j)(2) to Amendment No. 34.

(7)              Incorporated by reference to EX99.(j)(3) to Amendment No. 34.

(8)              Incorporated by reference to EX99.(j)(4) to Amendment No. 34.

(9)              Incorporated by reference to EX99.(j)(5) to Amendment No. 36 on Form N-2 filed on September 1, 2006 (SEC Accession No. 0000943663-06-000273) (“Amendment No. 36”).

(10)       Incorporated by reference to EX99.(k)(18) to Amendment No. 36.

(11)      Incorporated by reference to EX99.(s)(1) to Amendment No. 44.

(12)   Incorporated by reference to EX99.(s)(2) to Amendment No. 44.

(13)       To be filed by Amendment.

Item 26.                                                  Marketing Arrangements

See “Underwriting” in the Prospectus.

Item 27.                                                  Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

Registration fees	$

Printing	$

Fees and expenses of qualification under state securities laws (including fees of counsel)	$

Legal fees and expenses	$

Auditing fees and expenses	$

Miscellaneous	$

Total	$

Item 28.                                                  Persons Controlled By or Under Common Control with Fund

See the Prospectus and the Statement of Additional Information regarding the Registrant’s control relationships.

Item 29.                                                  Number of Holders of Securities

Number of Record Holders
Title of Class	at [ ]

Common Stock, par value $0.01 per share	[ ]
Preferred Stock, par value $0.01 per share	[ ]

Item 30.                                                  Indemnification

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney’s fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party.  In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant’s bylaws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met.  Indemnification of directors and officers will not be provided when a director or officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person.  Employees and agents who are not directors or officers of the Registrant may be indemnified.

Article IX of the Registrant’s bylaws (as amended to date) provides:

Section 1.                                          Indemnification of Directors and Officers.  The Corporation shall, to the fullest extent permitted by the MGCL and the 1940 Act, indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse the reasonable expenses in advance of ultimate disposition of a proceeding to any individual who is a present or former Director or officer of the Corporation and (a) who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) serves or has served at the request of the Corporation as a director, officer, partner, member, trustee, employee, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, trust, other enterprise or employee benefit plan and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.  The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 2.                                          Indemnification of Employees and Agents.  Employees and agents who are not officers or Directors of the Corporation and each Director Emeritus may be indemnified, and the reasonable expenses of such employee, agent or Director Emeritus may be paid or reimbursed, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the MGCL or the 1940 Act.

Section 3.                                          Other Rights.  The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to any Director, Director Emeritus, officer, employee or agent by resolution, agreement or otherwise.  The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested Directors or otherwise.

Section 4.                                          Amendments.  Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article IX, shall apply to or affect in any respect the applicability of this Article IX with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 5.                                          Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Director Emeritus, officer, employee or agent of the Corporation or who, while a Director, Director Emeritus, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Section 3 of the Investment Management Agreement, filed as Exhibit (g)(2) to Amendment No. 40, for provisions relating to limitation of liability of the Investment Manager. Reference is made to Section 3 of the Investment Advisory Agreement, filed as Exhibit (g)(3) to Amendment No. 40, for provisions relating to limitation of liability of the Investment Adviser.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.                                                  Business and Other Connections of the Investment Adviser

The information in the Statement of Additional Information under the caption “Management—Directors and Officers” is incorporated by reference.

The Form is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Manager, Investment Adviser and Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager (SEC No. 801-62020), Investment Adviser (SEC No. 801-25821) and Sub-Adviser (SEC No. 801-75074) filed with the commission pursuant to the 1940 Act.

Item 32.                                                  Location of Accounts and Records

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited
Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

Item 33.                                                  Management Services

Not applicable.

Item 34.                                                  Undertakings

(1)                                 The Registrant hereby undertakes to suspend the offering of Shares until the prospectus is amended if:

(a)                                 Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

(b)                                 The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

(2)                                 Not applicable.

(3)                                 Not applicable.

(4)                                 (a)                                 to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)                                 to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)                                 to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)                                 to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)                                 that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)                                  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)                                 that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)                                  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)                                 any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)                                 the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)                                 any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)                                 (a)                                 The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)                                 The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)                                 The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on the 10th day of May, 2013.

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

By:	/s/ Christian Pittard*
Name:	Christian Pittard
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ P. Gerald Malone*	Chairman	May 10, 2013
P. Gerald Malone

/s/ Christian Pittard*	President	May 10, 2013
Christian Pittard

/s/ Andrea Melia*	Treasurer and Chief Financial Officer	May 10, 2013
Andrea Melia

/s/ Neville J. Miles*	Director	May 10, 2013
Neville J. Miles

/s/ Peter D. Sacks*	Director	May 10, 2013
Peter D. Sacks

/s/ Martin J. Gilbert*	Director	May 10, 2013
Martin J. Gilbert

/s/ John T. Sheehy*	Director	May 10, 2013
John T. Sheehy

/s/ William J. Potter*	Director	May 10, 2013
William J. Potter

*By:	/s/ Lucia Sitar
Attorney-in-Fact